As filed with the Securities and Exchange Commission on April 14, 2017

Registration Nos. 333-45592
and 811-10121

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 22	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 23	X

AMERICAN FAMILY VARIABLE ACCOUNT II
 (Exact Name of Registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY
(Name of Depositor)

6000 American Parkway, Madison, Wisconsin 53783-0001
 (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code:  1-800-MY AMFAM (1-800-692-6326)

Mark V. Afable, Esq.
American Family Life Insurance Company
6000 American Parkway, Madison, Wisconsin 53783-0001
 (Name and Address of Agent for Service)

Copy to:
Thomas E. Bisset
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

         immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2017 pursuant to paragraph (b) of Rule 485

         60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Flexible Premium Variable Annuity Contracts.

Prospectus	May 1, 2017

American Family Variable
Annuity Contract
Flexible Premium Variable Annuity
issued by
American Family Life Insurance Company
through the
American Family Variable Account II
administered by
Kansas City Life Insurance Company
The American Family Variable Annuity Contract (the "Contract") currently has 11 funding choices—one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 10 Subaccounts. The Subaccounts invest in the following portfolios:
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)
Fidelity® VIP Government Money Market Portfolio (Initial Class)
Fidelity® VIP Growth & Income Portfolio (Service Class 2)
Fidelity® VIP Investment Grade Bond Portfolio (Service Class)
Fidelity® VIP Mid Cap Portfolio (Initial Class)
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF Small Company Growth Portfolio
Vanguard is a trademark of The Vanguard Group, Inc.
For information regarding portfolio fees and expenses, see "Fee Table—Annual Portfolio Operating Expenses."
The Contract is not available to new purchasers.
Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Contract.
To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2017 (known as the "SAI"). For a free copy of the SAI, contact Us at:
American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
Telephone: 1-877-781-3520
We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI's table of contents appears at the end of this prospectus.
The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us. You may also read and copy these materials at the SEC's public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC's public reference room.
Variable annuity contracts involve certain risks, and you may lose some or all of your investment.
The investment performance of the portfolios in which the Subaccounts invest will vary.
We do not guarantee how any of the portfolios will perform.
The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.
Neither the U.S. Government nor any Federal agency insures your investment in the Contract.
The tax deferral feature of the variable annuity provides no additional benefit beyond the tax deferral of a qualified retirement plan. If you intend to use the variable annuity to fund a tax-qualified retirement plan, such as an IRA, you should have reasons other than tax deferral for doing so.

A summary prospectus or prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.
The Securities and Exchange Commission Has Not Approved or Disapproved the Contract or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.

Glossary	4

Highlights	6
The Contract	6
How to Invest	6
Cancellation—The 10 Day Free-Look Period	6
Investment Options	6
Transfers	6
Automatic Asset Reallocation Program	7
Dollar Cost Averaging Program	7
Access to Your Money	7
Death Benefit	7
Fees and Charges	7
Settlement Options	8
Federal Tax Status	8
Inquiries	8

Fee Table	9

Condensed Financial Information	11

About American Family Life Insurance Company and the Variable Account	12
American Family Life Insurance Company	12
The Variable Account	12

The Portfolios	13
Portfolio Management Fees and Charges	14

The Accumulation Period	15
Purchasing a Contract	15
Cancellation—The 10 Day Free-Look Period	15
Designating Your Investment Options	15
Additional Premium Payments	15
Planned Premium Payments	16

Your Accumulation Value	17
Accumulation Value	17
Surrender Value	17
Subaccount Accumulation Value	17
Accumulation Unit Value	17
Fixed Account Accumulation Value	17

Transfers Between Investment Options	19
Dollar Cost Averaging	19
Automatic Asset Reallocation	20
Additional Limitations on Transfers	20
Telephone Transfers	21
Transfer Fee	22

Access to Your Money	23
Surrenders	23
Partial Surrenders	23
Systematic Withdrawal Plan	23

Death Benefit	24
Death Benefit Before the Annuity Commencement Date	24

Death Benefit Payable	24
Death of the Annuitant	24
Death of Owner	24
Abandoned Property Requirements	25

Fees and Charges	26
Mortality and Expense Risk Charge	26
Asset-Based Administration Charge	26
Partial Surrender Processing Fee	26
Transfer Fee	26
Surrender Charge	26
Annual Contract Fee	27
Portfolio Management Fees and Charges	27
Premium Taxes	27
Other Taxes	27

The Payout Period	28
The Annuity Commencement Date	28
Settlement Options	28
Determining the Amount of Your Income Payment	28
Fixed Income Payments	28

The Fixed Account	30
Fixed Account Transfers	30

Investment Performance of the Subaccounts	31

Voting Rights	32

Federal Tax Matters	33
Taxation of Non-Qualified Contracts	33
Taxation of Qualified Contracts	34
Other Tax Issues	35
Federal Estate, Gift and Generation-Skipping Transfer Taxes	35
Medicare Tax	35
Same-Sex Spouses	35
Annuity Purchases by Residents of Puerto Rico	35
Annuity Purchases by Nonresident Aliens and Foreign Corporations	35
Our Income Taxes	35
Possible Tax Law Changes	35

Other Information	37
Payments We Make	37
Modifying the Contract	37
Distribution of the Contracts	37
Legal Proceedings	38
Business Disruption and Cyber Security Risks	38
Reports to Owners	38
Inquiries	38
Financial Statements	38
Vanguard® VIF Money Market Portfolio	38

Statement of Additional Information Table of Contents	39

Appendix A—Condensed Financial Information	A-1

Glossary

For your convenience, We are providing a glossary of the special terms We use in this prospectus.

Accumulation Period
The period of time beginning on the Annuity Contract Date and ending on the earlier of:
the Annuity Commencement Date; or
the date this Contract terminates.
Accumulation Value
The amount during the Accumulation Period calculated as:
the Variable Account Accumulation Value; plus
the Fixed Account Accumulation Value.
Administrative Service Center
An office to which the Owner should direct all inquiries and correspondence regarding the Contract, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219409 Kansas City, Missouri 64121-9409. The telephone number of the Administrative Service Center is 1-877-781-3520.
American Family, We, Us, Our
American Family Life Insurance Company.
Annuitant
The person named as the proposed Annuitant on the Application or named as the Joint Annuitant, whose life determines the benefits payable.
Annuity Commencement Date
The date, unless later changed, on which We base the beginning date of the income payments.
Annuity Contract Date
The date shown on the Contract schedule that determines each:
Contract year;
Contract anniversary; and
Contract month.
Application
The form completed by the proposed Annuitant(s) and/or proposed Owner when applying for coverage under the Contract. This includes any amendments or endorsements or supplemental applications.
Attained Age
The Annuitant's age, at his/her nearest birthday.
Beneficiary
The person selected to receive the death benefit if an Owner dies before the Annuity Commencement Date or upon the death of the Annuitant.
Business Day
A day when the New York Stock Exchange is open for trading, except for any day that a Subaccount's corresponding investment option does not value its shares. Assets are valued at the close of the Business Day, the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time).
Code
The Internal Revenue Code of 1986, as amended.
Death Benefit
The amount that We will pay upon the death of the Owner or the Annuitant.
Excess Interest
Any interest credited in addition to the guaranteed interest in the Fixed Account.
Fixed Account
An account in which the Accumulation Value accrues interest at no less than the guaranteed minimum rate. The Fixed Account is part of Our General Account.
Fixed Account Accumulation Value
The amount under the Annuity Contract in the Fixed Account.
Free-Look Period
The period during which you may examine the Contract and receive a refund by either returning the Contract to Us or providing written notice of cancellation.
Fund
An open-end diversified management investment company or unit investment trust in whose Portfolio a Subaccount invests.
General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the General Account.
Good Order
This means the actual receipt by Us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.
Income Payments
The amount that the Proceeds or Death Benefit will provide when applied under a settlement option of this Contract. Payments can be made on a monthly, quarterly, semiannual or annual basis.
Issue Age
Annuitant's age on his/her birthday nearest the Annuity Contract Date.
Issue Date
The date that this Contract was issued.

Owner (you, your)
The person named in the Application as the Owner, unless later changed according to the conditions and provisions of this Contract.
Planned Premium
The amount that the Owner requests to be billed, unless later changed.
Premium Tax
The amount of tax, if any, charged by a Federal, state, or other governmental entity on premium payments or contract values.
Proceeds
The amount We pay subject to the Contract's provisions:
upon the surrender or partial surrender of this Contract; or
upon full or partial annuitization.
Remittance Processing Center
An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is P.O. Box 219399, Kansas City, Missouri 64121-9399.
SEC
The Securities and Exchange Commission, a United States government agency.
Surrender Charge
The contingent deferred sales charge is an amount subtracted from the Accumulation Value during the first nine years after each premium payment date upon surrender or partial surrender of the Contract.
Surrender Value
An amount equal to: the Accumulation Value on the surrender date; minus any surrender charge, any applicable state premium tax and any portion of the annual contract fee due Us.
Valuation Period
The time between the close of business on a Business Day (typically 4:00 p.m. Eastern Time) and the close of business on the next Business Day.
Variable Account
American Family Variable Account II.
Variable Account Accumulation Value
The amount under the Contract in the Variable Account.

Highlights

These highlights provide only a brief overview of the more important features of the Contract. More detailed information about the Contract appears later in this prospectus. Please read the remainder of this prospectus carefully.
The Contract
An annuity is a contract between you (the Owner) and an insurance company (American Family Life Insurance Company) in which you agree to make one or more payments to Us and, in return, We agree to pay a series of payments to you at a later date. The American Family Variable Annuity Contract is a special kind of annuity that features:
Flexible Premiums—you may add premium payments at any time.
Tax-Postponement—you generally do not have to pay taxes on earnings until you take money out by surrender, partial surrender, or We make income payments to you, or We pay the death benefit.
Variable Investments—you can direct your premium into any of ten Subaccounts. Each Subaccount invests exclusively in a single portfolio of a fund. The money you invest in the Subaccounts will fluctuate daily based on the performance of the portfolios. You bear the investment risk on the amounts you invest in the Subaccounts.
You can also direct money to the Fixed Account. Amounts in the Fixed Account earn interest annually at a fixed rate that is guaranteed by Us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the Fixed Account.
Like all deferred annuities, the Contract has two phases: the "accumulation" period and the "pay-out" period. During the accumulation period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-postponed until they are withdrawn. The payout period begins once you start receiving regular income payments from the Contract. The money you can accumulate during the accumulation period will directly determine the dollar amount of any income payments you receive.
This Contract cannot be offered in any state where it is not lawful to make such offer.
How to Invest
You can pay an additional premium of $50 or more at any time before the Annuity Commencement Date. You must send all premium payments after the initial premium payment to Our Remittance Processing Center. Alternatively, you may authorize Us to draw on an account by electronic debit.
We may limit the total premium(s) paid to Us during any Contract year.
The Contract is not available to new purchasers.
Cancellation—The 10 Day Free-Look Period
Within 10 days after you receive your Contract, you may receive a refund by either returning the Contract to Us or providing written notice of cancellation. In some jurisdictions, this period may be longer than ten days. Upon receipt, We will refund an amount equal to the Accumulation Value, without deduction for any charges normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.
Investment Options
You may invest your money in any of 10 portfolios by directing it into the corresponding Subaccount. The portfolios available to you under the Contract are:
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)
Fidelity® VIP Government Money Market Portfolio (Initial Class)
Fidelity® VIP Growth & Income Portfolio (Service Class 2)
Fidelity® VIP Investment Grade Bond Portfolio (Service Class)
Fidelity® VIP Mid Cap Portfolio (Initial Class)
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF Small Company Growth Portfolio
Each Subaccount invests exclusively in shares of one portfolio of a fund. Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in their own prospectuses that accompany this prospectus. The value of your investment in the Subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges We deduct.
Depending on market conditions, you can gain or lose money in any of the Subaccounts. We reserve the right to offer other investment choices in the future.
You may also direct your money to the Fixed Account and receive a guaranteed rate of return. Money you place in the Fixed Account will earn interest during the Contract year at a fixed rate that We guarantee to be no less than 3.0%.
Transfers
You have the flexibility to transfer assets within your Contract. At any time during the accumulation period and after the first 20 days following the date We issue the Contract, you may transfer amounts among the Subaccounts and between the Fixed Account and the Subaccounts. Certain restrictions apply.
Transfers from one or more Subaccounts to the Fixed Account, from the Fixed Account to one or more Subaccounts or among the Subaccounts must be at least $250 or the total Accumulation Value in the Subaccount(s) or Fixed Account, if less.
Only one transfer may be made from the Fixed Account each Contract year.
You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.
You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year. Transfers made under the asset reallocation and dollar cost averaging programs do not count toward the 12 free transfers. (For Oregon contracts only: each transfer after the twelfth transfer in a Contract year is subject to Our approval.)
Automatic Asset Reallocation Program
Under the automatic asset reallocation program, We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Automatic asset reallocation is available only during the accumulation period. You cannot choose the Automatic Asset Reallocation Program if you are participating in the Dollar Cost Averaging Program.
Dollar Cost Averaging Program
The dollar cost averaging program permits you to systematically transfer (on a monthly, quarterly, semi-annual or annual basis) a set dollar amount from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount to the other Subaccounts. Dollar cost averaging is available only during the accumulation period. The minimum transfer amount is $250. You cannot choose the Dollar Cost Averaging Program if you are participating in the Automatic Asset Reallocation Program.
Access to Your Money
During the accumulation period, you may request a partial surrender of part of your Accumulation Value or you may also fully surrender the Contract and receive its Surrender Value.
Partial surrenders are subject to the following conditions:
the minimum amount you can withdraw is $250; and
you may not make a partial surrender if the withdrawal plus the surrender charge and the partial surrender processing fee would cause the Accumulation Value to fall below $1,000.
Surrenders and partial surrenders may be subject to a surrender charge. In any Contract year after the first, you may withdraw a portion of your Accumulation Value, called the free withdrawal amount, without incurring a surrender charge.
You may have to pay Federal income taxes and a penalty tax on any money you fully or partially surrender from the Contract.
Death Benefit
We will pay a death benefit on the death of the Annuitant or Owner before the Annuity Commencement Date.
The death benefit equals the greater of:
the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary's instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or
the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.
If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.
Fees and Charges
Mortality and Expense Risk Charge. We will deduct a daily mortality and expense risk charge from your Accumulation Value in each Subaccount at an annual rate of 1.00%.
Asset-Based Administrative Charge. We will deduct a daily administrative charge from your Accumulation Value in each Subaccount at an annual rate of 0.15%.
Annual Contract Fee. We currently deduct an annual contract fee of $30 from your Accumulation Value on the last Business Day of each Contract year during the accumulation period, on the date when the Contract is surrendered, and on the Annuity Commencement Date. We guarantee this charge will not exceed $50. We currently waive deduction of the charge for Contracts whose Accumulation Value is over $20,000 on the date of assessment.
Transfer Fee. You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date.
Partial Surrender Processing Fee. For each partial surrender, We deduct a processing fee of 2% of the amount surrendered, up to $25, from the partial surrender Proceeds.
Surrender Charge. During the Accumulation Period, you may withdraw all or part of your Surrender Value before the Annuitant's death. Certain withdrawals may be taken without payment of any Surrender Charge. Other withdrawals are subject to Surrender Charges.
We calculate the surrender charge from the date you made the premium payment(s) being withdrawn. The surrender charge applies during the entire nine year period following each premium payment, and will vary depending on the number of years since you made the premium payment(s) being withdrawn.
Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment):
1	2	3	4	5	6	7	8	9	10+

Surrender Charge:
8%	7%	6%	5%	4%	3%	2%	1%	1%	0

In determining surrender charges, We will treat your premium payments as being withdrawn in the order in which We received them—that is on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.
We do not assess a surrender charge on:
the death benefit;
the withdrawal of premium payments you paid Us more than nine years ago;
proceeds applied to a settlement option with a fixed payout period of at least five years;
proceeds applied to a settlement option with a life contingency; or
the free withdrawal amount.
Each Contract year after the first Contract year, you may withdraw the free withdrawal amount, which is an amount equal to 10% of total premium payments minus any prior partial surrenders, without payment of a surrender charge.
For information concerning compensation paid for the sale of the Contracts, See "Distribution of the Contracts."
Premium Taxes. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires Us to pay the tax. If applicable, We will make the deduction either: (a) from premium payments as We receive them, (b) from your Surrender Value upon surrender or partial surrender, (c) on the Annuity Commencement Date, or (d) upon payment of a death benefit.
Portfolio Management Fees and Charges. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.
Settlement Options
The Contract allows you to receive income payments under one of six settlement options beginning on the Annuity Commencement Date you select if the Contract has been in force at least five years. The latest Annuity Commencement Date you may select is the Contract anniversary when the oldest Annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.
We will use your Accumulation Value (less any applicable premium taxes) on the Annuity Commencement Date to fund your income payments under the settlement option you choose.
Federal Tax Status
Generally, a Contract's earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified contract during the accumulation period, including a surrender or partial surrender payment, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the amount includable in income. The income payments you receive during the payout period are considered partly a return of your original investment so that part of each payment is not taxable as income until the "investment in the contract" has been fully recovered.
Death benefits are taxable and generally are included in the income of the recipient as follows: if received under a settlement option, death benefits are taxed in the same manner as income payments; if not received under a settlement option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a full surrender or partial surrender. Different tax consequences may apply for a qualified Contract. For a further discussion of the Federal tax status of variable annuity contracts, see "Federal Tax Matters."
Inquiries
If you need additional information, please contact Us at:
American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520

Fee Table

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that are payable at the time that you buy the Contract, surrender the Contract, or transfer Accumulation Value among the Subaccounts and the Fixed Account.

Your Transaction Expenses	Guaranteed Maximum Charge	Current Charge

Sales Charge Imposed on Premium Payments	None	None

Partial Surrender Processing Fee	2% of amount withdrawn up to $25	2% of amount withdrawn up to $25

Surrender Charge (as a percentage of your premium payment)[1]	8%	8%

Transfer Fee[2]	$25	$25
[1]	We do not assess a surrender charge on death benefit payments or the free withdrawal amount. We do assess a surrender charge if you surrender your Contract, partially surrender its Surrender Value, or annuitize under the Contract in certain cases.
[2]	We waive the transfer fee for the first twelve transfers in a Contract Year. We assess a charge of $25 for the thirteenth and each additional transfer in a Contract Year.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the fees and expenses for each portfolio.

Your Periodic Expenses	Guaranteed Maximum Charge	Current Charge

Annual Contract Fee[3]	$50	$30

Variable Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)

Mortality and Risk Charge	1.00%	1.00%

Administrative Expenses	0.15%	0.15%

Total Variable Account Annual Expenses	1.15%	1.15%
[3]	We will also deduct a pro rata portion of this fee on the Annuity Commencement Date or the date you surrender your Contract. We currently waive deduction of the charge for Contracts whose Accumulation Value is $20,000 or over on the date of assessment.
The next table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2016. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.
Annual Portfolio Operating Expenses4

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	0.16%	0.88%
[4]	Some portfolios may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

The next table describes the annual portfolio operating expenses for each of the Portfolios available under the Contract. The table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2016.

Portfolio	Advisory Fee	12b-1/ Service Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Expenses
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	0.55%	0.25%	0.08%	N/A	0.88%
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	0.45%	0.25%	0.09%	0.05%	0.84%[5]
Fidelity® VIP Government Money Market Portfolio (Initial Class)	0.17%	N/A	0.08%	N/A	0.25%
Fidelity® VIP Growth & Income Portfolio (Service Class 2)	0.45%	0.25%	0.11%	N/A	0.81%
Fidelity® VIP Investment Grade Bond Portfolio (Service Class)	0.31%	0.10%	0.10%	N/A	0.51%
Fidelity® VIP Mid Cap Portfolio (Initial Class)	0.55%	N/A	0.08%	N/A	0.63%
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio	0.33%	N/A	0.03%	N/A	0.36%
Vanguard VIF International Portfolio	0.35%	N/A	0.04%	N/A	0.39%
Vanguard VIF Money Market Portfolio	0.13%	N/A	0.03%	N/A	0.16%[6]
Vanguard VIF Small Company Growth Portfolio	0.33%	N/A	0.03%	0.01%[7]	0.37%
[5]	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Portfolio's prospectus because of acquired fund fees and expenses.
[6]	Vanguard and the Portfolio's Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the portfolio's daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the Portfolio's Board may terminate the temporary expense limitation at any time.
[7]	Acquired fund fees and expenses are not included in the Portfolio's financial statements, which provide a clearer picture of a portfolio's actual operating costs.

Examples
The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, annual contract fee, mortality and expense risk charge, administrative charge and portfolio fees and expenses.
Each Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.
Example 1
The first Example immediately below assumes the maximum fees and expenses of any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.
(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$1,027	$1,298	$1,595	$2,559
(2)	If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$1,027	$1,298	$1,595	$2,559
(3)	If you decide not to surrender your Contract (Surrender charges are not deducted):
1 Year	3 Years	5 Years	10 Years
$227	$698	$1,195	$2,559

Example 2
The second Example immediately below assumes the minimum fees and expenses for any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below
(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:
1 Year	3 Years	5 Years	10 Years
$946	$1,053	$1,182	$1,711
(2)	If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:
1 Year	3 Years	5 Years	10 Years
$946	$1,053	$1,182	$1,711
(3)	If you decide not to surrender your Contract (Surrender charges are not deducted):
1 Year	3 Years	5 Years	10 Years
$146	$453	$782	$1,711
The current annual contract charge of $30 is reflected as an annual charge of 0.120% of accumulation value. This amount is based on the number of contracts inforce at the beginning of the year times the $30 policy fee, divided by the average account value during the year. The guaranteed maximum contract charge of $50 is reflected as an annual charge of 0.200%. We determined the annual charge of 0.200% by multiplying the current annual charge of 0.120% by the ratio of the guaranteed maximum contract charge of $50 divided by the current annual contract charge of $30.
Please remember that the examples are simply illustrations and do not represent past or future expenses.
Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.
Condensed Financial Information
Tables showing the accumulation unit information for each Subaccount of the Variable Account available under the Contract are presented in Appendix A—Condensed Financial Information.

About American Family Life Insurance Company and the Variable Account
American Family Life Insurance Company
We are a stock life insurance company. We were incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We established the Variable Account to support the investment options under the Contract and under other variable annuity contracts We may issue. Our General Account supports the Fixed Account option under the Contract.
We are a wholly owned subsidiary of Am Fam, Inc. Am Fam, Inc. is a downstream holding company and a wholly owned subsidiary of American Family Mutual Insurance Company ("American Family Mutual"). American Family Mutual is one of the leading property/casualty insurance companies in the United States with operations in nineteen states located primarily in the Midwest. American Family Mutual offers a broad line of insurance coverage to individuals and businesses, including automobile, homeowners, farm owners, mobile homeowners, inland marine, burglary, commercial, personal and fire coverage.
American Family Life Insurance Company has entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company ("KCL") to indemnify and re-insure the obligations of the Company under the Contracts and to provide for the administration of the Contracts.
The Variable Account
We established American Family Variable Account II as a separate investment account under Wisconsin law. We own the assets in the Variable Account and We are obligated to pay all benefits under the Contracts. We may use the Variable Account to support other variable annuity contracts We issue. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the Securities and Exchange Commission. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:
Fidelity® Variable Insurance Products Fund
Vanguard® Variable Insurance Fund
The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.
Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our General Account. We may not use the Variable Account's assets to pay any of Our liabilities other than those arising from the Contracts. In contrast, all assets held in Our general account are subject to Our general liabilities from business operations. The Fixed Account is part of Our general account. If the Variable Account's assets exceed the required reserves and other liabilities, We may transfer the excess to Our General Account. The Variable Account may include other Subaccounts that are not available under the Contracts and are not discussed in this prospectus.
If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts to allocations of premiums or Accumulation Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.
In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See "Other Information—Modifying the Contract."

The Portfolios
The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.
Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.
Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.
The following table summarizes each portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Fidelity® VIP Contrafund® (Service Class 2)	Investment Objective: Seeks long-term capital appreciation. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Equity-Income (Service Class 2)
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index (S&P 500®).

Investment Adviser: Fidelity Management & Research Company

Fidelity® VIP Government Money Market (Initial Class)*	Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Growth & Income (Service Class 2)	Investment Objective: Seeks high total return through a combination of current income and capital appreciation. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Investment Grade Bond (Service Class)	Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Mid Cap (Initial Class)	Investment Objective: Seeks long-term growth of capital. Investment Adviser: Fidelity Management & Research Company
Vanguard VIF Capital Growth	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Adviser: PRIMECAP Management Company
Vanguard VIF International	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Advisers: Baillie Gifford Overseas Ltd. and Schroeder Investment Management North America Inc.
Vanguard VIF Money Market**	Investment Objective: The Portfolio seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share. Investment Adviser: The Vanguard Group, Inc.
Vanguard VIF Small Company Growth	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Advisers: ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.
*	You could lose money by investing in the Fidelity® VIP Government Money Market Portfolio. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The yield of this fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield of the Subaccount that invests in this fund could be negative. If the yield in the Subaccount becomes negative, your investment in the Subaccount may decline.
**	There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share. The yield of this portfolio may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield of the Subaccount that invests in the portfolio could be negative. If the yield of the Subaccount becomes negative, your investment in the Subaccount may decline.
These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Contract are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.
We do not provide any investment advice and do not recommend or endorse any particular portfolio. You bear the risk of any decline in the Accumulation Value of your Contract resulting from the performance of the portfolio you have chosen.
Portfolio Management Fees and Charges
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.
We select the portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the portfolio's investment adviser or an affiliate will make payments to Us or Our affiliates. We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulation Value if We determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.
We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.10% and is based on a percentage of assets of the particular portfolios attributable to the Contract. Some advisers, administrators, or portfolios may pay Us more than others. We forward all such compensation to KCL as payment for administrative services rendered by KCL and its affiliates with respect to the Contracts. We do not retain any portion of such compensation.
Sunset Financial Services, Inc., a broker-dealer affiliate of KCL also receives a portion of the 12b-1 fees deducted from certain funds' portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios. The 12b-1 fees are deducted from the assets of the portfolio and decrease the portfolio's investment return.
Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

The Accumulation Period
The accumulation period begins when We issue your Contract and continues until the Annuity Commencement Date. The accumulation period will also end if you surrender your Contract, or a death benefit is payable, before the payout period.
Purchasing a Contract
We require an initial premium payment of $750 or more to purchase the Contract. In certain circumstances and subject to our sole discretion, We may accept lower initial premium payments. The first premium payment is the only one We require you to make.
Contracts may be sold to or in connection with retirement plans that qualify for special tax treatment. If you purchased the Contract through a tax favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.
We will not issue you a Contract if the Annuitant is older than attained age 80 on the issue date.
Although We do not anticipate delays in Our receipt and processing of applications or premium payment requests, We may experience such delays to the extent agents fail to forward applications and premium payments to Our Administrative Service Center, on a timely basis.
The Contract is not available to new purchasers.
Cancellation—The 10 Day Free-Look Period
You have the right to cancel the Contract for any reason within 10 days after you receive it. In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must provide written notice of cancellation or return the Contract to Us at Our Administrative Service Center before the end of the Free-Look Period. We deem the Free-Look Period to begin 10 days after We deliver the Contract to you.
Upon exercise of your free-look right, We will refund an amount equal to the Accumulation Value, without deduction for any surrender charge normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.
Designating Your Investment Options
You instruct Us on how to allocate your first premium payment among the ten Subaccounts and the Fixed Account. The amount you direct to a particular Subaccount and/or to the Fixed Account must be in whole percentages from 1% to 100% of the premium payment.
If your application is complete, the distributor of the Contracts approves the application, and your premium payment has been received at Our Administrative Service Center, We will issue your Contract within two business days of its receipt, and credit your initial premium payment to your Contract. We deem receipt to occur on a Business Day if We receive your properly completed application and premium payment at Our Administrative Service Center before 4:00 p.m. Eastern Time. If received on or after 4:00 p.m. Eastern Time, We deem receipt to occur on the following Business Day.
If your application is incomplete, We will contact you and seek to complete it within five business days. If We cannot complete your application within five business days after We receive it, We will return your premium payment, unless you expressly permit Us to keep it. We will credit the payment as soon as We receive all necessary application information. We regard the distributor's approval of any application, premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such application, payment or request.
The date We credit your initial premium payment to your Contract is the issue date. We allocate your initial premium payment among the Subaccounts and the Fixed Account according to your instructions.
We may reject any application or premium payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

Additional Premium Payments
There are no requirements on how many premium payments to make. You determine the amount and timing of each additional premium payment, except that the premium payment must be at least $50. In certain circumstances and subject to our sole discretion, We may accept lower additional premium payments. You may make premium payments at any time until the earliest of: (a) the Annuity Commencement Date; (b) the date you surrender the Contract; or (c) the year you reach age 70 1/2 for qualified Contracts (other than Roth IRAs and rollovers and transfers).
We reserve the right not to accept an initial premium payment or total premium payments of $1,000,000 or more. The Tax Code may also limit the amount of premium payments you may make.
We will credit any additional premium payments you make to your Contract at the accumulation unit value next computed at the end of the Business Day on which We receive them in Good Order at Our Remittance Processing Center. Our Business Day ends at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time). If We receive your premium payments at or after 4:00 p.m. Eastern Time, We will calculate and credit them as of the end of the next Business Day.

We will direct your premium payment to the Subaccounts and/or the Fixed Account according to your instructions in effect at the time We receive it at Our Remittance Processing Center. You may change your instructions at any time by sending Us a written request or by telephone authorization. Changing your allocation instructions will not change the way existing Accumulation Value is apportioned among the Subaccounts or the Fixed Account.
Planned Premium Payments
You may elect to participate in Our planned premium payment program. Under this program, you will provide Us with a schedule showing the amount and frequency of any additional premium payments you intend to make under the Contract. Your minimum planned premium payment must be at least $50. We will forward to you an annual, semiannual or quarterly premium payment reminder notice. You are under no obligation to make premium payments in accordance with the schedule. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan.
We reserve the right to limit the number and amount of any planned premiums payments.
The Accumulation Value in a Subaccount will vary with the investment performance of that Subaccount. You bear the entire investment risk for amounts you allocate to the Subaccounts. You should periodically review your allocation instructions in light of market conditions and your overall financial objectives.
If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Your Accumulation Value
Accumulation Value
The Accumulation Value serves as the starting point for calculating values under a Contract.
Accumulation Value:
Equals the sum of all values in the Fixed Account, and in each Subaccount;
Is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and
Has no guaranteed minimum amount and may be more or less than premiums paid.
Surrender Value
The Surrender Value is the amount We pay to you when you surrender your Contract. We determine the Surrender Value at the end of the valuation period when We receive your written surrender request in good order.
Surrender Value at the end of any Business Day equals:
the Accumulation Value on the surrender date; minus
any surrender charge; minus
any state premium tax due; minus
any portion of the annual contract fee due.
Subaccount Accumulation Value
At the end of any valuation period, the Accumulation Value in a Subaccount is equal to the number of units in the Subaccount multiplied by the Accumulation Unit Value of that Subaccount.
The number of units in any Subaccount at the end of any Business Day equals:
the initial units purchased at the Accumulation Unit Value on the Issue Date; plus units purchased with additional premium payments; plus
units purchased via transfers from another Subaccount or the Fixed Account; minus units redeemed to pay for the annual contract fee; minus
units redeemed to pay for partial surrenders; minus
units redeemed as part of a transfer to another Subaccount or the Fixed Account.
Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into units. We determine the number of units We credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the valuation period. We determine a unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.
Accumulation Unit Value
We determine the Accumulation Unit Value for each Subaccount to reflect how investment performance affects the Accumulation Value. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit Value at the end of every valuation period is the Accumulation Unit Value at the end of the previous valuation period times the net investment factor, as described below.
The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, Accumulation Unit Value may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:
the portfolio net asset value, determined at the end of the current valuation period; plus the amount of any dividend or capital gains distributions; plus or minus the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by the portfolio net asset value for the immediately preceding valuation period; minus a daily charge for the mortality and expense risk and asset-based administrative charges.
The net investment factor may be greater or less than one.

Fixed Account Accumulation Value
On the issue date, the Fixed Account Accumulation Value is equal to the net premiums allocated to the Fixed Account.
The Fixed Account Accumulation Value at the End of Any Business Day is Equal to:
the net premium(s) allocated to the Fixed Account; plus
any amounts transferred to the Fixed Account; plus
interest credited to the Fixed Account; minus
amounts deducted to pay for the annual contract fee; minus
amounts withdrawn from the Fixed Account; minus
amounts transferred from the Fixed Account to a Subaccount.
Interest will be credited to the Fixed Account on each Business Day as follows:
For amounts in the Fixed Account for the entire Contract year, interest will be credited from the beginning to the end of the Contract year.

For amounts allocated to the Fixed Account during the Contract year, interest will be credited from the date the net premium payment is allocated to the end of the Contract year.
For amounts transferred to the Fixed Account during the Contract year, interest will be credited from the date of the transfer to the end of the Contract year.
For amounts deducted or withdrawn from the Fixed Account during the Contract year, interest will be credited from the beginning of the Contract year to the date of deduction or withdrawal.

Transfers Between Investment Options
You may make transfers between and among the Subaccounts and the Fixed Account. We will determine the amount you have available for transfers at the end of the valuation period when We receive your request at Our Administrative Service Center in Good Order. The following features apply to transfers under the Contract:
You may request a transfer of up to 100% of the Accumulation Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect (as states permit).
For transfers to the Fixed Account, you must transfer at least $250 or the total Accumulation Value in the Subaccount(s), if less than $250.
You may transfer amounts among the Subaccounts an unlimited number of times in a Contract year, subject to Our limitations on frequent transfer activity and portfolio limitations on the frequent purchase and redemption of shares. For transfers among the Subaccounts, you must transfer at least $250 or the total accumulation value in the Subaccount(s) if less than $250.
We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date. Transfers due to dollar cost averaging or automatic asset reallocation do not count as transfers for the purpose of assessing the transfer fee. See "Transfers Between Investment Options—Dollar Cost Averaging" and "Transfers Between Investment Options—Automatic Asset Reallocation."
We consider each telephone or written request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.
We process transfers based on unit values determined at the end of the Business Day when We receive your transfer request in Good Order. This means that if We receive your telephone or written request for transfer in Good Order prior to 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your telephone or written request for transfer in Good Order at or after 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.
Transfers from the Fixed Account:
You may make only one transfer per contract year from the Fixed Account to the Subaccounts.
You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.
We reserve the right to revoke or modify the transfer privilege at any time.
Dollar Cost Averaging
You may elect to participate in a dollar cost averaging program in the application or by completing an election form that We receive. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.
On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount to your designated "destination accounts" in the percentages selected. You may have multiple destination accounts. We do not allow transfers to the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount under the dollar cost averaging program. To participate in dollar cost averaging, you must elect a period of time and place at least $1,000 in the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount.

If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:
the Contract Date; or
when the Accumulation Value of the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount equals or exceeds the minimum amount stated above; or

the date requested.

Dollar cost averaging will end if:
We receive your written request to cancel your participation;
the Accumulation Value in the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount is depleted; or
the specified number of transfers has been completed.
You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time. You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.
American Family does not provide investment advisory services in making dollar cost averaging or any other service or feature available under the Contract.
Automatic Asset Reallocation
We also offer an automatic asset reallocation program under which We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Accumulation Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.
To participate in the automatic asset reallocation program:
you must elect this feature in the Application or after issue by submitting an automatic asset reallocation request form to Our Administrative Service Center.
There is no additional charge for the automatic asset reallocation program. Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 "free" transfers allowed during each Contract year. You can end this program at any time.
Automatic asset reallocation will end if:
We receive your written request to terminate the program.
We may modify, suspend, or discontinue the automatic asset reallocation program at any time. You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.
Additional Limitations on Transfers
When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the portfolios.
Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the portfolio holds and the reflection of that change in the portfolio's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.
For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.
If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same Owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.
If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or

Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract Owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:
limiting the frequency of transfers to not more than once every 30 days;
requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges;
refusing to act on instructions of an agent acting under a power of attorney on your behalf; or
refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.
Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.
We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a portfolio's policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the portfolio or its designee, promptly upon request, certain information about the trading activity of individual contract owners, and to restrict or prohibit further purchases or transfers by specific contract owners identified by the portfolio as violating its policies and procedures.

The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners' transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.
Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.
We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.
In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.
Telephone Transfers
You must notify Us on your application or otherwise in writing in a form acceptable to Us that you want the ability to make transfers by telephone. You may use your telephone to authorize a transfer from one Subaccount or the Fixed

Account to another Subaccount or the Fixed Account, to change the allocation instructions for future investments, and/or to change automatic asset reallocation and dollar cost averaging programs.
We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If We follow such procedures We will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if We do not follow those reasonable procedures.
The procedures that We may follow for telephone transfers include:
providing you with a written confirmation of all transfers made according to telephone instructions;
requiring a form of personal identification prior to acting on instructions received by telephone; and
recorded instructions received by telephone.
We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

 CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.
Transfer Fee
We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per Contract year. Transfers you make pursuant to the automatic asset reallocation and dollar cost averaging programs do not count toward your 12 free transfers.

Access to Your Money
Surrenders
At any time before the Annuity Commencement Date, you may surrender your Contract for its Surrender Value.
The Surrender Value is equal to:
the Accumulation Value on the surrender date; minus
any applicable surrender charge; minus
any premium taxes not previously deducted; minus
any portion of the annual contract fee unless waived.
The Surrender Value will be determined at the unit value next determined as of the close of business on the Business Day We receive your written request for surrender in good order at Our Administrative Service Center, unless you specify a later date in your request. If We receive your written request at or after the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the next Business Day. The Surrender Value will be paid in a lump sum unless you request payment under a settlement option. A surrender may have adverse Federal income tax consequences, including a penalty tax. See "Federal Tax Matters."
Partial Surrenders
Before the Annuity Commencement Date, you may request a partial surrender of part of your Surrender Value. Partial surrenders are subject to the following conditions:
the minimum amount you can withdraw is $250; and
you may not make a partial surrender if the withdrawal plus the surrender charge, partial surrender processing fee and any applicable premium tax charge would cause the Accumulation Value to fall below $1,000.
We will withdraw the amount you request from the Surrender Value as of the Business Day on which you request a partial surrender from Our Administrative Service Center, provided We receive your request in Good Order before the close of Our Business Day, usually 4:00 p.m. Eastern Time. If We receive your request at or after the close of Our Business Day, We will make the withdrawal as of the next Business Day. We will deduct the partial surrender processing fee from the amount withdrawn. We will reduce your Accumulation Value by any applicable surrender charge, the partial surrender processing fee, any applicable premium tax charge plus the dollar amount We sent to you. If the amount of the partial surrender is $5,000 or more, or state withholding election requirements apply, your request must be in writing.
You may specify how much you wish to withdraw from each Subaccount and/or the Fixed Account. If you do not specify, or if you do not have sufficient assets in the Subaccounts or Fixed Account you specified to comply with your request, We will make the partial surrender on a pro rata basis from the Fixed Account and those Subaccounts in which you are invested. We will base the pro rata reduction on the ratio that the Accumulation Value in each Subaccount and the Fixed Account has to the entire Accumulation Value before the partial surrender.
Remember, any partial surrender you take will reduce your Accumulation Value, and may reduce the death benefit by the amount of the partial surrender plus any charges. See "Death Benefit."
Income taxes, tax penalties and certain restrictions may apply to any partial surrender you make.
See "Fees and Charges—Surrender Charge" for an explanation of the surrender charges that may apply.
Systematic Withdrawal Plan
You can elect to receive regular payments from your Accumulation Value during the accumulation period by instructing Us to withdraw selected amounts from the Fixed Account or any of the Subaccounts. We will specify the terms of the withdrawal plan on your Application or make these withdrawals on a monthly, quarterly, semi-annual or annual basis as you direct. You must complete an enrollment form and send it to Our Administrative Service Center. You may terminate the systematic withdrawal plan at any time.

There are some limitations to the systematic withdrawal plan:
withdrawals must be at least $100;
you must have a minimum balance at least equal to the amount you want to withdraw; and
We will deduct a surrender charge from any amount you withdraw in excess of your free withdrawal amount.
Income taxes and tax penalties may apply to the amount withdrawn. We may suspend or modify the systematic withdrawal plan at any time.

Death Benefit
Death Benefit Before the Annuity Commencement Date
We will pay a death benefit if the Annuitant dies before the Annuity Commencement Date. Assuming you are an Annuitant and you die (and there is no joint owner), your Beneficiary will receive the death benefit unless the Beneficiary is your surviving spouse and elects to continue the Contract. The death benefit is calculated at the close of the Business Day on which We receive written notice and due proof of death as well as properly completed required claim forms, at Our Administrative Service Center. If the Beneficiary elects to delay receipt of the death benefit, the amount of the death benefit payable in the future may be affected. If the deceased Annuitant was not an Owner (and all the Owners are individuals), the proceeds may be received in a lump sum or applied to any of the settlement options within one year of death. If the deceased Annuitant was an Owner (or if any Owner is not an individual), then death proceeds must be distributed in accordance with the Death of Owner provisions below. If We do not receive a request to apply the death benefit proceeds to a settlement option, We will make a lump sum distribution. We will generally pay lump sum death benefit payments within seven days after Our Administrative Service Center has received sufficient information to make the payment.
Death Benefit Payable
The death benefit equals the greater of:
the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary's instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or
the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.
Upon payment of the death benefit, the Contract will terminate.
If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.
Death of the Annuitant
1.	If the Annuitant dies prior to the Annuity Commencement Date, We will pay the death benefit as provided above.
2.	If the Annuitant dies after the Annuity Commencement Date but before all of the proceeds payable under the Contract have been distributed, We will pay the remaining proceeds to the Beneficiary(ies) under the method of payment in effect at the time of the Annuitant's death, unless the Beneficiary elects to receive the discounted value of any remaining payments in a lump sum.
Death of Owner
If any Owner of the Contract dies before the Annuity Commencement Date, the following applies:
If the new Owner is the deceased Owner's spouse, the Contract will continue, treating the spouse of the deceased Owner as the new Owner and, if the deceased Owner was also the Annuitant, the deceased Owner's spouse will also be the Annuitant.
Note: The right of a spouse to continue the Contract provisions relating to spousal continuation is available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
If the new Owner is someone other than the deceased Owner's spouse, the entire interest in the Contract must be distributed to the new Owner:
•	within five years of the deceased Owner's death or

•	over the life of the new Owner, or over a period not extending beyond the life or the life expectancy of the new Owner, as long as payments begin within one year of the deceased Owner's death.
If the deceased Owner was the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Beneficiary.
If the deceased Owner was not the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Annuitant.
If the new Owner dies after the deceased Owner but before the entire interest has been distributed, any remaining distributions will be to the new Owner's estate.
If any Owner dies on or after the Annuity Commencement Date, but before all proceeds payable under this Contract have been distributed, the Company will continue payments to the Annuitant (or, if the deceased Owner was the Annuitant, to the Beneficiary) under the payment method in effect at the time of the deceased Owner's death.
If any Owner of this Contract is not an individual, the death of any Annuitant shall be treated as the death of an Owner.
In all events, death benefit distributions will be made from the Contract in accordance with Section 72(s) of the Code.

Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on Our books and records, or to Our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Fees and Charges
We make certain charges and deductions under the Contract. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.
Services and Benefits We Provide:
the death benefit under the Contract
investment options, including premium payment allocations
administration of elective options
the distribution of reports to Owners
Costs and Expenses We Incur:
costs associated with processing applications, and with issuing and administering the Contract overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Contracts other costs of doing business, such as collecting premium payments, maintaining records, effecting transactions, and paying Federal, state, and local premium and other taxes and fees
Risk We Assume:
that the costs of providing the services and benefits under the Contracts exceed the charges We deduct
Mortality and Expense Risk Charge
As compensation for assuming mortality and expense risks, We deduct a daily mortality and expense risk charge from your assets in the Subaccounts. The charge is equal, on an annual basis, to 1.00% of the average daily net assets you have invested in the Subaccounts.
The mortality risk We assume is that Annuitants may live for a longer period of time than estimated. The mortality risk that We assume also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that We assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from the mortality and expense risk charge to pay the costs of distributing the Contracts.
Asset-Based Administrative Charge
We deduct a daily asset-based administrative charge from each Subaccount to help reimburse Us for Our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.15% of your average daily net assets in the Subaccounts. This charge is designed to help compensate Us for the cost of administering the Contracts and the Variable Account.
Partial Surrender Processing Fee
For each partial surrender, We deduct a processing fee of 2% of the amount surrendered, up to $25, from the partial surrender Proceeds to help reimburse Us for the administrative costs of processing partial surrenders.
Transfer Fee
A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through Our automatic asset reallocation and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.
Surrender Charge
We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to Us. However, We will deduct a surrender charge, if applicable, if you surrender your Contract or partially surrender Accumulation Value before the Annuity Commencement Date. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.
As a general rule, the surrender charge equals a percentage of the premium payments withdrawn that: (a) We have held for less than nine years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire nine year period following each premium payment. The applicable percentage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:
Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment)
1	2	3	4	5	6	7	8	9	10+

Surrender Charge Percentage
8%	7%	6%	5%	4%	3%	2%	1%	1%	0

In determining surrender charges, We will deem premium payments to be surrendered in the order in which they were received—that is, on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.
Because surrender charges are based on the date each premium payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier.
When you request a partial surrender, you will be sent a check in the amount you requested, less applicable tax withholding and a partial surrender processing fee. If a surrender charge applies, your Accumulation Value will be reduced by the dollar amount We send you, plus the surrender charge, the partial surrender processing fee and any applicable premium tax charge. The deductions will be made pro rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Accumulation Value in each Subaccount and the Fixed Account, unless you request otherwise.
Free Withdrawal Amount
Each Contract year, after the first Contract year, you may withdraw a portion of your Accumulation Value without incurring a surrender charge. This amount is called the free withdrawal amount. The free withdrawal amount is an amount equal to 10% of total premium payments minus any prior partial surrenders.
We do not assess a surrender charge on proceeds applied to a settlement option with a fixed pay-out period of at least five years or on a settlement option with a life contingency. You may also withdraw, free of surrender charge, any premium payment that has been held by Us for more than nine years.
We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months.
Annual Contract Fee
At the end of each Contract year before the Annuity Commencement Date, We will deduct an annual contract fee of $30 from your Accumulation Value as partial reimbursement for Our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the Accumulation Value in each Subaccount and the Fixed Account bears to the total Accumulation Value. We will also deduct a pro rata portion of this charge on the Annuity Commencement Date, or the date you surrender the Contract. We guarantee this charge will not exceed $50.
We will not deduct this fee after income payments have begun. We also currently waive deduction of the charge for Contracts whose Accumulation Value is more than $20,000 on the date of assessment.
Portfolio Management Fees and Charges
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.
Premium Taxes
Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, We will deduct the cost of such taxes from the Accumulation Value of your Contract either:
from premium payments as We receive them,
from Accumulation Value upon surrender or partial surrender,

on the Annuity Commencement Date, or
upon payment of a death benefit.
Other Taxes
Currently, no charge is made against the Variable Account for any Federal, state or local taxes (other than premium taxes) that We incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

The Payout Period
The Annuity Commencement Date
The Annuity Commencement Date is the day that the payout period begins under the settlement option you have selected. If you own a Contract that is not a qualified Contract, you must select the Annuity Commencement Date on which you will begin to receive income payments. The Annuity Commencement Date can be no earlier than the fifth Contract anniversary and can be no later than the Contract anniversary when the oldest Annuitant is age 95.
In the case of an IRA that satisfies Code section 408, the Annuity Commencement Date generally must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Code do not require distributions at any time prior to your death; the Annuity Commencement Date for Roth IRAs can be no later than age 95.
Settlement Options
You may elect a Settlement Option if the amount to be applied is at least $5,000 or is sufficient to produce income payments of at least $1,200 annually. Smaller amounts may be applied to a Settlement Option only with Our consent.
You must choose a settlement option on or before the Annuity Commencement Date. The settlement option you select will affect the dollar amount of each income payment you receive. You may select or change your settlement option on or before the Annuity Commencement Date while the Annuitant is living by sending a written request signed by you and/or your Beneficiary, as appropriate, to Our Administrative Service Center. You may choose one of the settlement options described below or any other settlement option being offered by Us as of the Annuity Commencement Date. The settlement options We currently offer provide for fixed income payments.
Your Beneficiary may also choose a lump sum payment under a Retained Asset Account. The Retained Asset Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and crediting or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our general account. The Retained Asset Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our general account, the Retained Asset Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Retained Asset Account. We pay interest on proceeds held in the Retained Asset Account as required by state law. Any interest paid on proceeds in the Retained Asset Account is currently taxable. Depending upon the Issue Date of the Contract, the minimum rate of interest We would credit on Proceeds in the Retained Asset Account may be lower than the minimum guaranteed rate of interest We would credit on amounts in the Fixed Account. For more information on the rate of interest We credit on Proceeds in the Retained Asset Account, please contact Us at 1-877-781-3520.
You may elect to receive income payments on a monthly, quarterly, semi-annual or annual basis depending upon the settlement option you choose. If you do not specify the frequency of payment, We will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to Our agreement) and will be based on the payment frequency you selected measured from the Annuity Commencement Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and settlement option you select.
If you do not select a settlement option by the Annuity Commencement Date, We will apply the Accumulation Value under the Fixed Period and Life settlement option, with a ten year guaranteed period of payments, as described below.
A Beneficiary may have the death benefit paid as an annuity under one of the settlement options.
Determining the Amount of Your Income Payment
On the Annuity Commencement Date, We will use the Surrender Value to calculate your income payments under the settlement option you select. The Surrender Value is your Accumulation Value minus any applicable surrender charges, annual contract fee, and premium tax charge.
For qualified Contracts, distributions must satisfy certain requirements specified in the Code.
Fixed Income Payments
Fixed income payments are periodic payments that We make to the Owner. The amount of the fixed income payment is fixed and guaranteed by Us.
The amount of each payment depends on:
the form and duration of the settlement option you choose;
the age of the Annuitant;
the gender of the Annuitant (if applicable);
the amount of your Surrender Value on the Annuity Commencement Date; and
the applicable guaranteed annuity tables in the Contract.
The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 3.5%. We may, in Our sole discretion, make income payments in an amount based on a higher interest rate.
Available Settlement Options:
Fixed Period. We will make equal periodic payments for a fixed period not less than five years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.
Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.
Fixed Amount. We will make equal periodic payments of a definite amount. The amount of each payment must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.
If your Contract is a Qualified Contract, the fixed amount and fixed period options may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.
Joint and Survivor Lifetime Income. We will make equal periodic payments to two payees for a guaranteed minimum of 10 years. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.
Installment Refund. Payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of the Proceeds or Death Benefit applied. If the payee dies before the guaranteed payments have been made, the remaining payment will be paid to the Beneficiary.
Lifetime—No Refund. Payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.

The Fixed Account
You may allocate some or all of your premium payments and transfer some or all of your Accumulation Value to the Fixed Account. The Fixed Account is part of Our General Account. We own the assets in the General Account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Subject to applicable law, We have sole discretion over investment of the Fixed Account's assets. To the extent that We are required to pay you amounts in addition to your Accumulation Value under any guarantees under the Contract, including the death benefit, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you need to consider Our financial strength in meeting the guarantees under the Contract. You should be aware that Our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our general account.
We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account value will not share in the investment performance of Our General Account.
Our current practice is that each Contract year, We, in Our sole discretion, intend to establish a current interest rate that will be credited daily to amounts held in the Fixed Account for the duration of the Contract year. For each amount allocated or transferred to the Fixed Account, We apply the current interest rate to the end of the Contract year. At the end of the Contract year, We reserve the right to declare a new current interest rate on this amount and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.
We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.
Fixed Account Transfers
General
A transfer charge of $25 will be imposed for the 13th and each subsequent request you make to transfer Accumulation Value from one or more Subaccounts to the Fixed Account (or to one or more Subaccounts) during a single Contract year before the Annuity Commencement Date.
Before the Annuity Commencement Date, you may make one transfer each Contract year from the Fixed Account to one or more of the Subaccounts.
Payment Deferral
We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date We receive your written request at Our Administrative Service Center. During such deferral, We will continue to credit interest at the current guaranteed interest rate(s) for the Fixed Account.

Investment Performance of the Subaccounts
The Company periodically advertises performance of the Subaccounts and portfolios. We may disclose at least four different kinds of performance.
First, We may disclose standard total return figures for the Subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, the annual contract fee and the surrender charge. These figures are based on the actual historical performance of the Subaccounts since their inception.
Second, We may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.
Third, We may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although We may not deduct the surrender charge in some cases. Such adjusted historic performance includes data that precedes the inception dates of the Subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.
Fourth, We may include in Our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.
In advertising and sales literature (including illustrations), the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the Variable Account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.
Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.
We may also report other information including the effect of systematic investments and tax-deferred compounding on a Subaccount's investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

Voting Rights
We are the legal owner of the portfolio shares held in the Subaccounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, We believe that current law requires Us to solicit you and other Contract Owners as to how We should vote the portfolio shares held in the Subaccounts. If We determine that We no longer are required to solicit your votes, We may vote the shares in Our own right.
When We solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the Subaccount invests. It may include fractional shares. Before the Annuity Commencement Date, you hold a voting interest in each Subaccount to which the Accumulation Value is allocated.
If We do not receive timely voting instructions for portfolio shares, We will vote those shares in proportion to the voting instructions We receive. Proportional voting may result in a small number of contract owners determining the outcome of a vote. Instructions We receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how We determine the number of your votes, see the SAI.
Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions.

Federal Tax Matters
The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.
We believe that Our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading "Additional Contract Provisions—Tax Status of the Contracts."
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of postponing tax on investment income.
If you invest in a variable annuity as part of an IRA, Roth IRA or SIMPLE IRA program, your Contract is called a Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.
We believe that if you are a natural person you will not be taxed on increases in the Accumulation Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract's Accumulation Value generally will be treated as a distribution.) Generally, withdrawals from your annuity should only be made once the Owner reaches age 59 1/2, dies or is disabled; otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.
Taxation of Non-Qualified Contracts
Non-Natural Person
If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
The following discussion generally applies to Contracts owned by natural persons.
Withdrawals
When a withdrawal (including systematic Payments) from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner's investment in the contract at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.
Penalty Tax on Certain Withdrawals
In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:
made on or after the taxpayer reaches age 59 1/2;
made on or after the death of an Owner;
attributable to the taxpayer's becoming disabled; or
made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.
Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Income Payments
Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.
Partial Annuitization
Under a tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds
Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a settlement option, they are taxed in the same way as income payments.
Transfers, Assignments or Exchanges of a Contract
A transfer or assignment of ownership of a Contract, the designation of certain Annuitants, the selection of certain Annuity Commencement Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.
Withholding
Annuity distributions are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Contracts
All non-qualified deferred annuity contracts that are issued by Us (or affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.
Further Information
We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Additional Contract Provisions—Tax Status of the Contracts."
Taxation of Qualified Contracts
The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
Individual Retirement Annuities (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions of up to the lesser of a specified annual amount or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
SIMPLE IRAs permit certain eligible small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a specified annual amount. The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Other Tax Issues
Qualified Contracts generally have minimum distribution rules that govern the timing and amount of distributions. Roth IRAs do not require distributions before death. You should consult a tax adviser for more information about these distribution rules.
Distributions from Qualified Contracts generally are subject to withholding for the Owner's Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Under certain circumstances, the Code may impose a generation skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
For 2017, the Federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax
Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser for more information.
Same-Sex Spouses
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract's death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to the spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Annuity Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. Federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.
Our Income Taxes
At the present time, We make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that We incur that may be attributable to the investment divisions (that is, the Subaccounts) of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that We determine is attributable to the investment divisions of the Variable Account or the Contracts.
To the extent permitted by Federal tax law, We may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.
Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Other Information
Payments We Make
We usually pay the amounts of any surrender, partial surrender, or death benefit within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:
the New York Stock Exchange is closed, other than for customary weekends and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or
the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If, under SEC rules, Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender or death benefit from the Vanguard VIF Money Market Portfolio Subaccount until the Portfolio is liquidated. In addition, if, Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with the implementation of liquidity gates by the Portfolio, We will delay payment of any transfer, partial surrender, surrender, or death benefit from the Vanguard VIF Money Market Subaccount until the removal of such liquidity gates.
If, under SEC rules, the Fidelity® VIP Government Money Market Portfolio suspends payments of redemption proceeds in connection with the liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender or death benefit from the Fidelity® VIP Government Money Market Portfolio Subaccount until the Portfolio is liquidated.
If, under SEC rules, the Vanguard VIF Money Market Portfolio decides to impose a liquidity fee on redemptions from the Portfolio, We will assess the liquidity fee against Accumulation Value you withdraw or transfer from the Vanguard VIF Money Market Subaccount.
We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more as required by state law.
If you have submitted a check or draft as payment, We have the right to defer payment of surrenders, partial surrenders, the death benefit, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, We may be required to block an Owner's account and thereby refuse to pay any requests for transfers, partial surrenders, surrenders or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner's account to government regulators.
Modifying the Contract
Any modification or waiver of Our rights or requirements under the Contract must be in writing and signed by Our President, one of Our Vice Presidents, Our Secretary or Our Assistant Secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Contract.
Upon notice to you, We may modify the Contract:
to conform the Contract, Our operations, or the Variable Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, Our Company, or the Variable Account is subject;
to assure continued qualification of the Contract under the Code or other Federal or state laws relating to retirement annuities or variable annuity contracts;
to reflect a change in the Variable Account's operation; or
provide additional investment options.
If We modify the Contract, We will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, We reserve the right to amend the provision to conform with these laws.
Distribution of the Contracts
We ceased offering the Contracts to new purchasers in 2009. You may, however continue to make payments to fund your Contract pursuant to its terms, and exercise other rights and options under your Contract, such as reallocations among investment options, partial withdrawals, surrenders and changes in ownership. To that limited extent, the distribution with respect to outstanding Contracts continues.
We have entered into a distribution agreement, effective as of February 15, 2014, with Sunset Financial Services, Inc. (the "Distributor"), for the distribution and servicing of outstanding Contracts. Pursuant to this agreement, the Distributor serves as principal underwriter for the Contracts, and distributes and services the Contracts through its registered representatives. The Distributor replaced American Family Securities, LLC, Our affiliate, which had acted as principal underwriter and distributor for the Contracts until February 14, 2014. The Distributor is not affiliated with Us. All commissions that were payable with respect to the Contracts have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Contracts. The Distributor, however, may be reimbursed by Kansas City Life Insurance Company for expenses incurred by the Distributor in providing distribution and servicing services for the Contracts.

The Fidelity® Variable Insurance Products Fund makes payments to the Distributor under its distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares available under the Contracts. These payments equal on an annual basis 0.30% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor's registered representatives is not affected by the payments received from the Fidelity® Variable Insurance Products Fund or the subaccounts selected by Owners.
Legal Proceedings
Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Contract.
Business Disruption and Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct Our variable product business activities. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting Us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect Us and your Accumulation Value. For instance, systems failures and cyber-attacks may interfere with Our processing of Contract transactions, including the processing of orders with the Portfolios, impact Our ability to calculate Accumulation Value, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your Contract to lose value. There can be no assurance that We or the Portfolios or Our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Reports to Owners
We will mail a report to you at least annually at your last known address of record. The report will state the Accumulation Value (including the Accumulation Value in each Subaccount and the Fixed Account), the Surrender Value, any activity since the last report (e.g., premium payments, partial surrenders and interest credited to the Fixed Account) and any further information required by any applicable law or regulation.
Inquiries
Inquiries regarding your Contract may be made by calling or writing to Us at Our Administrative Service Center.
Financial Statements
The financial statements for the Variable Account and the Company are contained in the Statement of Additional Information (the "SAI"). Our financial statements should be distinguished from the Variable Account's financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Administrative Service Center.
Vanguard® VIF Money Market Portfolio
Certain SEC rules limit beneficial ownership of shares of retail money market funds, such as the Vanguard VIF Money Market Portfolio, to "natural persons," as defined in such rules. Institutional investors, such as corporations, partnerships, and certain irrevocable trusts, are ineligible to beneficially own shares of retail money market funds, including the Vanguard VIF Money Market Portfolio. As such, variable contract owners that are institutional investors are not eligible to invest in the Vanguard VIF Money Market Portfolio Subaccount.

Statement of Additional Information

The SAI contains additional information about the Contract and the Variable Account. You can obtain the SAI (at no cost) by writing to Us at the address shown on the front cover or by calling 1-877-781-3520. The following is the Table of Contents for the SAI.

Additional Contract Provisions	2
The Contract	2
Assignment	2
Incontestability	2
Incorrect Age or Gender	2
Nonparticipation	3
Tax Status of the Contracts	3

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data	3
Money Market Subaccount Yields	3
Other Subaccount Yields	4
Average Annual Total Returns for the Subaccounts	5
Non-Standard Subaccount Total Returns	6
Adjusted Historic Portfolio Performance Data	6
Effect of the Annual Contract Fee on Performance Data	6

Historic Performance Data	6
General Limitations	6
Time Periods Before the Date the Variable Account Commenced Operations	6

Addition, Deletion or Substitution of Investments	6
Resolving Material Conflicts	7

Voting Rights	7

Safekeeping of Variable Account Assets	7

Distribution of the Contracts	7

Legal Matters	8

Experts	8

Other Information	8

Financial Statements	8

To learn more about the Contract, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI and to request other information about the Contract, please call or write to Us at Our Administrative Service Center only, P.O. Box 219409, Kansas City, Missouri 64121-9409, 1-877-781-3520.
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Contract. Information about Us and the Contract (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Investment Company Act of 1940 Registration File No. 811-10121
Contract Identifier C000018178

All your protection under one roof*
American Family Life Insurance Company
Administrative Service Center — Kansas City, MO 64111
The American Family Variable Annuity is issued by American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
1-800-821-5529
© 2013

Appendix A - Condensed Financial Information

The Variable Account commenced operations on May 10, 2001. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31.1

Subaccount	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Units at End of Period

Fidelity® VIP Equity-Income Portfolio
2007	13.44	13.45	1,552,347.98
2008	13.45	7.61	1,873,235.16
2009	7.61	9.77	1,939,105.38
2010	9.77	11.10	1,829,651.59
2011	11.10	11.04	1,673,779.69
2012	11.04	12.78	1,513,291.58
2013	12.78	16.15	1,379,017.31
2014	16.15	17.32	1,270,865.94
2015	17.32	16.39	1,172,262.13
2016	16.39	19.08	1,033,833.29

Fidelity® VIP Contrafund® Portfolio
2007	15.65	18.15	531,499.45
2008	18.15	10.28	499,836.29
2009	10.28	13.77	465,405.83
2010	13.77	15.92	430,367.60
2011	15.92	15.30	371,576.30
2012	15.30	17.57	342,296.73
2013	17.57	22.75	315,378.91
2014	22.75	25.11	286,548.24
2015	25.11	24.92	255,719.83
2016	24.92	26.54	233,132.44

Fidelity® VIP Government Money Market Portfolio
2016	10.45	10.34	0

Fidelity® VIP Growth and Income Portfolio
2007	11.67	12.91	2,353,585.32
2008	12.91	7.42	2,639,530.46
2009	7.42	9.31	2,750,295.85
2010	9.31	10.55	2,604,813.14
2011	10.55	10.57	2,445,612.88
2012	10.57	12.35	2,147,899.77
2013	12.35	16.27	1,905,209.53
2014	16.27	17.73	1,712,266.40
2015	17.73	17.08	1,558,969.53
2016	17.08	19.56	1,396,140.46

Subaccount	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Units at End of Period

Fidelity® VIP Mid Cap Portfolio
2007	15.83	18.10	574,444.33
2008	18.10	10.83	578,566.28
2009	10.83	15.00	595,194.67
2010	15.00	19.11	523,737.07
2011	19.11	16.89	455,964.76
2012	16.89	19.17	431,363.90
2013	19.17	25.82	385,717.90
2014	25.82	27.13	347,282.21
2015	27.13	26.45	313,630.24
2016	26.45	29.34	287,656.43

Fidelity® VIP Investment Grade Bond Portfolio
2008	10.00	9.53	3,123,731.97
2009	9.53	10.90	2,870,648.97
2010	10.90	11.61	2,816,129.90
2011	11.61	12.30	2,775,569.33
2012	12.30	12.86	2,688,623.28
2013	12.86	12.48	2,771,011.68
2014	12.48	13.05	2,736,908.40
2015	13.05	12.81	2,522,530.51
2016	12.81	13.24	2,258,965.35

Vanguard VIF Capital Growth Portfolio
2011	9.98	9.03	2,400,648.89
2012	9.03	10.31	2,176,050.72
2013	10.31	14.12	1,887,697.83
2014	14.12	16.53	1,612,629.51
2015	16.53	16.77	1,421,578.33
2016	16.77	18.37	1,259,940.19

Vanguard VIF International Portfolio
2008	10.00	5.55	3,617,801.74
2009	5.55	7.84	3,480,363.10
2010	7.84	8.97	3,192,196.61
2011	8.97	7.67	3,014,990.98
2012	7.67	9.10	2,939,287.43
2013	9.10	11.09	2,727,341.63
2014	11.09	10.30	2,616,501.39
2015	10.30	10.11	2,519,709.99
2016	10.11	10.18	2,367,781.43

Vanguard VIF Money Market Portfolio
2013	10.00	9.93	1,074,210.65
2014	9.93	9.83	1,100,110.28
2015	9.83	9.73	1,020,796.46
2016	9.73	9.66	978,643.64

Subaccount	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Units at End of Period

Vanguard VIF Small Company Growth Portfolio
2007	12.69	13.02	330,344.37
2008	13.02	7.79	370,226.88
2009	7.79	10.74	413,855.11
2010	10.74	13.99	367,010.23
2011	13.99	14.02	308,793.04
2012	14.02	15.89	287,155.68
2013	15.89	23.02	251,337.08
2014	23.02	23.53	229,829.36
2015	23.53	22.62	206,344.26
2016	22.62	25.70	189,948.86

[1]	The Vanguard VIF International Subaccount and the Fidelity® VIP Investment Grade Bond Subaccount commenced operations on May 1, 2008. The Vanguard VIF Capital Growth Subaccount commenced operations on May 1, 2011. The Vanguard VIF Money Market Subaccount commenced operations on May 1, 2013. The Fidelity® VIP Government Money Market Subaccount commenced operations on September 12, 2016.

Statement of Additional Information
for the
American Family Variable Annuity Contract
Flexible Premium Variable Annuity Contract
Issued Through
American Family Variable Account II
Offered by
American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520
This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the American Family Variable Annuity Contract offered by American Family Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2017 by calling the above telephone number or by writing to Us at the above address.
This Statement of Additional Information incorporates terms used in the current Prospectus for the Contract.
This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Funds.
The date of this Statement of Additional Information is May 1, 2017.

Additional Contract Provisions
The Contract
The entire contract consists of the Contract, the signed Application attached at issue, any attached amendments and supplements to the Application, and any attached riders and endorsements. In the absence of fraud, We consider all statements in the Application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached Application or in an amendment or supplement to the Application attached to the Contract.
Assignment
The rights of the Owner and any Beneficiary are subject to the rights of any assignee of this Contract unless the Beneficiary was effectively designated as an irrevocable Beneficiary before the assignment. No assignment is binding on Us until the original or a copy of it is filed at Our Administrative Service Center, and accepted by Us. We are not responsible for the validity of any assignment or its legal effect.
Incontestability
We will not contest the Contract after the issue date.
Incorrect Age or Gender
If the age or gender (if applicable) of the Annuitant has been stated incorrectly, then We will determine the Annuity Commencement Date and the amount of the income payments by using the correct age and gender. After the Annuity Commencement Date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

2

Nonparticipation
The Contract does not participate in Our surplus earnings or profits. We will not pay dividends on this Contract.
Tax Status of the Contracts
Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.
Diversification Requirements. The Code requires that the investments of each Subaccount of the Variable Account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Subaccount, through the Portfolio in which it invests, will satisfy these diversification requirements.
Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, We believe that the Owner of a Contract should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.
The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules may apply to Qualified Contracts.
Calculation of Subaccount and Adjusted Historic Portfolio Performance Data
We may advertise and disclose historic performance data for the Subaccounts, including yields, standard annual total returns, and non-standard measures of performance of the Subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.
Money Market Subaccount Yields
Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.
We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Contract having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical Subaccount.
These charges and deductions include the per unit charges for the annual contract fee, the mortality and expense risk charge and the asset-based administrative charge. For purposes of calculating current yields for a Contract, We use an average per unit annual contract fee based on the $30 annual contract fee.

3

We calculate the current yield by the following formula:
Current Yield = ((NCS/UV) X (365/7)) - ES
Where:
NCS	=
The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.

ES	=	Per unit charges deducted from the hypothetical Subaccount for the seven-day period.

UV	=	The unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one and the per unit charges from the result.

Effective Yield	=	(1 + (NCS/UV))365/7 - 1 - ES
Where:

NCS	=
The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.

ES	=	Per unit charges deducted from the hypothetical Subaccount for the seven-day period.

UV	=	The unit value for the first day of the seven-day period.

The Money Market Subaccount yield is lower than the Money Market portfolio's yield because of the charges and deductions that the Contract imposes.
The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio's operating expenses. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.
Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.
Other Subaccount Yields
Sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income that the Subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

We compute the annualized 30-day yield by:
•	dividing the net investment income of the portfolio attributable to the Subaccount units, less Subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;
•	multiplying the result by the daily average number of units outstanding for the period;
•	compounding that yield for a 6-month period; and
•	multiplying the result by 2.

4

Expenses of the Subaccount include the annual contract fee, the asset-based administrative charge and the mortality and expense risk charge. The yield calculation assumes that We deduct the annual contract fee at the end of each Contract year. For purposes of calculating the 30-day or one-month yield, We divide an average annual contract fee collected by the average Accumulation Value in the Subaccount to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

Yield	=	2 X ((((NI - ES)/(U X UV)) + 1)[6] - 1)

Where:
NI	=	Net income of the portfolio for the 30-day or one-month period attributable to the Subaccount's units.

ES	=	Charges deducted from the Subaccount for the 30-day or one-month period.

U	=	The average number of units outstanding.

UV	=	The unit value at the close of the last day in the 30-day or one-month period.

The yield for the Subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.
The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding Subaccount's actual yield.
Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.
Average Annual Total Returns for the Subaccounts
Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.
When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.
Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period's ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.
We calculate the standard average annual total returns using Subaccount unit values that We calculate on each Business Day based on the performance of the Subaccount's underlying portfolio, the deductions for the mortality and expense risk charge, the asset-based administrative charge and the annual contract fee. The calculation assumes that We deduct an annual contract fee of $30.00 at the end of each Contract year. For purposes of calculating average annual total return, We use an average per-dollar per-day annual contract fee attributable to the hypothetical Subaccount for the period. The calculation also assumes total surrender of the Contract at the end of the period for the return quotation and will take into account the surrender charge applicable to the Contract that We assess on surrenders of Accumulation Value.
We calculate the standard total return by the following formula:
TR	=	((ERV/P)/1N) - 1
Where:
TR	=	The average annual total return net of Subaccount recurring charges.

ERV	=	The ending redeemable value (minus any applicable surrender charge) of the hypothetical Subaccount at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

5

Non-Standard Subaccount Total Returns
Sales literature or advertisements may quote average annual total returns for the Subaccounts that do not reflect any surrender charges. We calculate such non-standard total returns in exactly the same way as the average annual total returns described above, except that We replace the ending redeemable value of the hypothetical Subaccount for the period with an ending value for the period that does not take into account any surrender charges.
We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:
CTR	=	(ERV/P) - 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data
Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the Subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if We disclose the standard performance data for the required periods.
Effect of the Annual Contract Fee on Performance Data
The Contract provides for the deduction of a $30.00 annual contract fee at the end of each Contract year from the Fixed Account and the Subaccounts. We will waive this charge if your Accumulation Value is more than $20,000 on the date the charge is assessed. We base it on the proportion that the value of each such account bears to the total Accumulation Value. For purposes of reflecting the annual contract fee in yield and total return quotations, We convert the annual contract fee into a per-dollar per-day charge based on the average Accumulation Value in the Subaccount for all Contracts on the last day of the period for which quotations are provided. Then, We adjust the per-dollar per-day average charge to reflect the basis upon which We calculate the particular quotation.
Historic Performance Data
General Limitations
The funds provide the portfolios' performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds' data.
Time Periods Before the Date the Variable Account Commenced Operations
The Variable Account may disclose non-standardized total return for time periods before the Variable Account commenced operations. Such performance data would be based on the actual performance of the portfolios since their inception, adjusted to reflect the effect of the current level of charges that apply to the Subaccounts under the Contract.
Addition, Deletion or Substitution of Investments
In the event of any substitution or change, We may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If We consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of Our variable accounts, or the assets may be transferred to another variable account. In addition, We may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

6

Resolving Material Conflicts
The funds currently sell shares to registered separate accounts of insurance companies other than Us to support other variable annuity contracts and variable life insurance contracts. In addition, Our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.
We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies.
In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if We believe that the response of the funds to any such conflict does not sufficiently protect you, then We will take Our own appropriate action, including withdrawing the Variable Account's investment in such funds, as appropriate.
Voting Rights
We determine the number of votes you may cast by dividing your Accumulation Value in a Subaccount by the net asset value per share of the portfolio in which that Subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio's shareholders. We will solicit voting instructions by sending you written materials before the fund's meeting in accordance with the fund's procedures.
Safekeeping of Variable Account Assets
We hold the Variable Account's assets physically segregated and apart from the General Account. We maintain records of all purchases and sales of portfolio shares by each of the Subaccounts. A Fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering Our officers and employees has been issued by Travelers Casualty and Surety Company of America.
Distribution of the Contracts
We ceased offering the Contracts to new purchasers in 2009.
Sunset Financial Services, Inc. (the "Distributor") serves as principal underwriter for the Contracts. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. The Distributor was organized as a corporation under Washington state laws in 1964 and is wholly owned by Kansas City Life Insurance Company, Inc. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions of the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Distributor is a member of the Securities Investor Protection Corporation.
More information about the Distributor and its registered persons is available at http://www.finra.org/ or by calling the FINRA BrokerCheck at toll-free (800) 289-9999. You can also obtain an investor brochure from FINRA describing its Public Disclosure Program.

7

On February 15, 2014, the Distributor replaced American Family Securities, LLC, which served as principal underwriter of the Contracts until then. No compensation is payable to the Distributor by Us under the Distribution Agreement, and its operating expenses (including compensation of its registered persons involved in carrying out the Distributor's responsibilities under the Distribution Agreement) are paid by Kansas City Life Insurance Company. However, commissions were payable by Us to American Family Securities, LLC under the agreement in effect when American Family Securities, LLC served as principal underwriter for the Contracts. Prior to transferring the distribution functions for the Contracts to the Distributor in February 2014, American Family Securities, LLC and American Family amended their distribution agreement to commute the commission, obligations payable to the individuals and managers registered with American Family Securities, LLC. Consequently, American Family Securities, LLC received commissions with respect to the Contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to American Family Securities, LLC*	Aggregate Amount of Commissions Retained by American Family Securities, LLC After Payments to its Registered Representatives
2016	$0	None
2015	$0	None
2014	$0	None

*	Includes sales compensation paid to registered representatives of American Family Securities, LLC.
American Family Securities, LLC passed through commissions it received to individuals and their managers who were registered with American Family Securities, LLC at the time the Contracts were sold. American Family Securities, LLC did not retain any portion of the commissions in return for its services as distributor for the Contracts. However, American Family and American Family Mutual Insurance Company paid all of the operating and other expenses of American Family Securities, LLC when that agreement was in effect.
Legal Matters
Mark V. Afable, Chief Legal Officer, American Family Life Insurance Company, has passed upon all matters relating to Wisconsin law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts. Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters under the Federal securities laws that relate to the Contract.
Experts
The Financial Statements of American Family Life Insurance Company and Variable Account II included in this SAI, which is a part of the Registration Statement, have been included in reliance on the reports of PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Other Information
We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.
Financial Statements
This SAI contains the audited Statements of Assets and Liabilities and Policy Owners' Equity of the Variable Account as of December 31, 2016 and the related Statements of Operations and Statements of Changes in Policy Owners' Equity for the years or periods indicated. PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as independent registered public accounting firm for the Variable Account.
Our Balance Sheets as of December 31, 2016 and 2015 and Our related Statements of Income, Statements of Changes in Stockholder's Equity, and Statements of Cash Flows for each of the three years in the period ended December 31, 2016, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

American Family Variable
Account II
Financial Statements
December 31, 2016 and 2015

American Family Variable Account II
Contents
December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and
Policy Owners of American Family Variable Account II:

In our opinion, the accompanying statements of assets and liabilities and policy owners' equity, and the related statements of operations and of changes in policy owners' equity present fairly, in all material respects, the financial position of each of the subaccounts constituting American Family Variable Account II as listed in Note 1 to the Financial Statements as of December 31, 2016, the results of each of their operations for each of the periods indicated, and the changes in each of their policy owners' equity for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of American Family Life Insurance Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included direct confirmation of number of shares owned at December 31, 2016 by correspondence with the underlying registered investment companies, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 14, 2017

1

American Family Variable Account II
Statements of Assets and Liabilities and Policy Owners' Equity
December 31, 2016

											Vanguard VIF Small Company Growth Subaccount
			Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount		Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount
		Fidelity VIP Contrafund Subaccount					Fidelity VIP Mid Cap Subaccount

Investments at fair value (1):
	Fidelity Variable Insurance Products Fund	$6,187,872	$19,722,222	$27,307,813	$-	$29,919,676	$8,440,993	$-	$-	$-	$-
	Vanguard Variable Insurance Fund	-	-	-	-	-	-	23,145,630	24,101,528	9,456,178	4,881,286
	Total Assets	6,187,872	19,722,222	27,307,813	-	29,919,676	8,440,993	23,145,630	24,101,528	9,456,178	4,881,286
	Total Liabilities	-	-	-	-	-	-	-	-	-	-
	Total Policy Owners' Equity	$6,187,872	$19,722,222	$27,307,813	$-	$29,919,676	$8,440,993	$23,145,630	$24,101,528	$9,456,178	$4,881,286

(1)	Investments at cost	$5,230,880.52	$18,669,238.35	$19,987,852.36	$-	$29,899,775.32	$7,491,768.70	$15,035,156.34	$21,260,801.07	$9,456,178.22	$3,934,326.50
	Shares outstanding	190,689.419	919,022.463	1,383,374.513	-	2,393,574.061	248,410.631	816,136.451	1,234,077.206	9,456,178.370	227,036.574
	Unit value	$26.54	$19.08	$19.56	$10.34	$13.24	$29.34	$18.37	$10.18	$9.66	$25.70
	Outstanding units	233,132.437	1,033,833.293	1,396,140.464	-	2,258,965.347	287,656.426	1,259,940.190	2,367,781.434	978,643.643	189,948.857

The accompanying notes are an integral part of these financial statements.

2

American Family Variable Account II
Statements of Operations
Year Ended December 31, 2016

										Vanguard VIF Small Company Growth Subaccount
		Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount (1)	Fidelity VIP Investment Grade Bond Subaccount		Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount
	Fidelity VIP Contrafund Subaccount					Fidelity VIP Mid Cap Subaccount

Net Investment income (loss)
Dividend income	$37,185	$396,012	$398,080	$-	$698,688	$40,371	$278,022	$357,353	$44,974	$16,682
Mortality, expense and administrative
charges	(70,108)	(218,699)	(299,416)	-	(359,323)	(92,979)	(260,366)	(282,726)	(109,187)	(53,328)
Net investment income (loss)	(32,923)	177,313	98,664	-	339,365	(52,608)	17,656	74,627	(64,213)	(36,646)
Realized and unrealized gain (loss)
Net realized gain (loss) on fund shares redeemed	105,945	(65,972)	871,922	-	103,143	47,055	1,138,605	427,045	-	96,341
Capital gain distributions	503,652	1,269,266	1,614,722	-	15,418	498,181	610,249	416,061	-	423,595
Change in unrealized gains (losses)	(195,670)	1,524,287	979,362	-	641,459	355,439	284,813	(704,610)	-	133,592
Net gain (loss) on investments	413,927	2,727,581	3,466,006	-	760,020	900,675	2,033,667	138,496	-	653,528
Net increase (decrease) in equity
from operations	$381,004	$2,904,894	$3,564,670	$-	$1,099,385	$848,067	$2,051,323	$213,123	$(64,213)	$616,882

(1) For the period September 12, 2016 to December 31, 2016

The accompanying notes are an integral part of these financial statements.

3

American Family Variable Account II
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2016

										Vanguard VIF Small Company Growth Subaccount
		Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount (1)	Fidelity VIP Investment Grade Bond Subaccount		Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount
	Fidelity VIP Contrafund Subaccount					Fidelity VIP Mid Cap Subaccount

Increase (decrease) from operations
Net investment income (loss)	$(32,923)	$177,313	$98,664	$-	$339,365	$(52,608)	$17,656	$74,627	$(64,213)	$(36,646)
Net realized gain (loss) on fund shares redeemed	105,945	(65,972)	871,922	-	103,143	47,055	1,138,605	427,045	-	96,341
Capital gain distributions	503,652	1,269,266	1,614,722	-	15,418	498,181	610,249	416,061	-	423,595
Change in unrealized gains (losses)	(195,670)	1,524,287	979,362	-	641,459	355,439	284,813	(704,610)	-	133,592
Net increase (decrease) in
equity from operations	381,004	2,904,894	3,564,670	-	1,099,385	848,067	2,051,323	213,123	(64,213)	616,882
Unit transactions
Policy owners' net premiums	130,379	416,076	544,571	-	648,435	169,562	474,457	569,276	177,281	103,024
Contract charges	(5,157)	(16,640)	(21,639)	-	(24,015)	(6,329)	(20,527)	(22,332)	(6,643)	(3,640)
Surrenders and forfeitures	(640,348)	(2,080,148)	(2,828,489)	-	(3,399,301)	(804,445)	(2,409,140)	(2,563,072)	(1,073,824)	(452,976)
Transfers between subaccounts
and sponsor	(49,256)	(704,545)	(561,175)	-	(649,916)	(42,593)	(765,432)	455,825	514,437	(46,867)
Annuity benefits	(1,987)	(15,684)	(24,837)	-	(56,990)	(18,089)	(17,900)	(18,074)	(21,213)	(1,992)
Net decrease in equity from
unit transactions	(566,369)	(2,400,941)	(2,891,569)	-	(3,481,787)	(701,894)	(2,738,542)	(1,578,377)	(409,962)	(402,451)
Net decrease in equity	(185,365)	503,953	673,101	-	(2,382,402)	146,173	(687,219)	(1,365,254)	(474,175)	214,431
Equity
Beginning of year	6,373,237	19,218,269	26,634,712	-	32,302,078	8,294,820	23,832,849	25,466,782	9,930,353	4,666,855
End of year	$6,187,872	$19,722,222	$27,307,813	$-	$29,919,676	$8,440,993	$23,145,630	$24,101,528	$9,456,178	$4,881,286

Accumulation unit activity
Units outstanding at beginning of year	255,719.827	1,172,262.134	1,558,969.532	-	2,522,530.510	313,630.239	1,421,578.330	2,519,709.987	1,020,796.455	206,344.263
Units issued during the period	11,089.100	40,593.963	59,472.751	-	130,440.619	16,895.913	45,858.872	192,361.326	122,146.717	15,336.879
Units redeemed during the period	(33,676.490)	(179,022.804)	(222,301.819)	-	(394,005.782)	(42,869.726)	(207,497.012)	(344,289.879)	(164,299.529)	(31,732.285)
Units outstanding at end of year	233,132.437	1,033,833.293	1,396,140.464	-	2,258,965.347	287,656.426	1,259,940.190	2,367,781.434	978,643.643	189,948.857

(1) For the period September 12, 2016 to December 31, 2016

The accompanying notes are an integral part of these financial statements.

4

American Family Variable Account II
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2015

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount

Increase (decrease) from operations
Net investment income (loss)	$(26,063)	$363,511	$196,707	$438,726	$(60,852)	$(4,840)	$196,108	$(104,473)	$(40,502)
Net realized gain on fund shares redeemed	301,001	147,490	1,189,004	91,615	178,034	1,479,042	701,857	-	235,219
Capital gain distributions	638,347	1,999,583	1,479,044	27,862	1,095,586	856,948	418,683	-	601,101
Change in unrealized gains (losses)	(956,223)	(3,636,131)	(3,880,745)	(1,176,173)	(1,405,585)	(1,968,771)	(1,769,104)	-	(967,838)
Net increase (decrease) in
equity from operations	(42,938)	(1,125,547)	(1,015,990)	(617,970)	(192,817)	362,379	(452,456)	(104,473)	(172,020)
Unit transactions
Policy owners' net premiums	153,577	495,154	632,168	726,460	191,453	560,536	664,597	185,369	122,756
Contract charges	(5,627)	(18,122)	(23,690)	(26,236)	(6,846)	(22,332)	(24,415)	(7,238)	(4,015)
Surrenders and forfeitures	(640,433)	(1,957,554)	(2,652,713)	(3,589,575)	(817,536)	(2,312,907)	(2,534,742)	(1,176,823)	(490,111)
Transfers between subaccounts
and sponsor	(275,635)	(106,125)	(587,187)	224,838	(268,371)	(1,335,043)	940,711	260,592	(170,380)
Annuity benefits	(9,988)	(78,134)	(80,741)	(120,084)	(33,040)	(68,988)	(85,002)	(33,866)	(26,333)
Net increase (decrease) in
equity from unit transactions	(778,106)	(1,664,781)	(2,712,163)	(2,784,597)	(934,340)	(3,178,734)	(1,038,851)	(771,966)	(568,083)
Net increase (decrease) in equity	(821,044)	(2,790,328)	(3,728,153)	(3,402,567)	(1,127,157)	(2,816,355)	(1,491,307)	(876,439)	(740,103)
Equity
Beginning of year	7,194,281	22,008,597	30,362,865	35,704,645	9,421,977	26,649,204	26,958,089	10,806,792	5,406,958
End of year	$6,373,237	$19,218,269	$26,634,712	$32,302,078	$8,294,820	$23,832,849	$25,466,782	$9,930,353	$4,666,855

Accumulation unit activity
Units outstanding at beginning of year	286,548.239	1,270,865.944	1,712,266.396	2,736,908.399	347,282.211	1,612,629.506	2,616,501.386	1,100,110.278	229,829.361
Units issued during the period	19,329.678	60,390.733	60,857.473	165,675.696	11,342.326	53,922.415	226,759.372	95,828.084	12,317.981
Units redeemed during the period	(50,158.090)	(158,994.543)	(214,154.337)	(380,053.585)	(44,994.298)	(244,973.591)	(323,550.771)	(175,141.907)	(35,803.079)
Units outstanding at end of year	255,719.827	1,172,262.134	1,558,969.532	2,522,530.510	313,630.239	1,421,578.330	2,519,709.987	1,020,796.455	206,344.263

The accompanying notes are an integral part of these financial statements.

5

American Family Variable Account II
Notes to Financial Statements
December 31, 2016 and 2015

1.	Nature of Operations and Significant Accounting Policies

The American Family Variable Account II (the "Separate Account") is a segregated investment account of the American Family Life Insurance Company (herein referred to as the "Company") used to fund variable annuity (VA) contracts.  The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.  The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001.  Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.
As of September 30, 2009, the Company ceased the issuance of new variable annuity contracts; however, premium payments made by contract owners existing at that date will continue to be received by the Separate Account.  Effective April 1, 2013, the Company ceded 100% of its VA business under a reinsurance agreement with Kansas City Life Insurance Company (KCL).  Effective February 15, 2014, KCL assumed the duties of variable product administrator from the Company in association with the reinsurance agreement entered into during 2013.  This transaction had no impact on the net assets of the Separate Account.
The Separate Account is comprised of the Fidelity VIP Contrafund, Fidelity VIP Equity Income, Fidelity VIP Government Money Market, Fidelity VIP Growth and Income, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Vanguard VIF Capital Growth, Vanguard VIF International, Vanguard VIF Money Market, and Vanguard VIF Small Company Growth Subaccounts.
The period-end date for all subaccounts was December 31, 2016, and the period(s) covered by the financial statements for each subaccount is stated upon the face of each statement.
Effective September 12, 2016, the Separate Account opened the Fidelity VIP Government Money Market Subaccount as a funding choice to comply with the SEC's money market reform amendments which became effective October 14, 2016.  There were no VA contract owners invested in this subaccount as of and for the year ended December 31, 2016.
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The significant accounting policies used in the preparation of these statements include:
a.	Investments
Investments are made in the various portfolios in accordance with selections made by the policy owners.  Such investments are made at the reported net asset value of the respective portfolios.  All changes in fair value are recorded as changes in unrealized gain (losses) in the Statement of Operations of the applicable subaccount.

Separate Account assets are comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access.  Net asset values for the mutual funds in which the Separate Account assets are invested are obtained daily from the fund managers.  Each of the subaccounts of the Separate Account indirectly bears exposure to market, credit, and liquidity risks.  These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual fund.

6

American Family Variable Account II
Notes to Financial Statements
December 31, 2016 and 2015

b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the Statements of Assets and Liabilities and Policy Owners' Equity at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:

Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2
Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;

Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment.  The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy.  In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability.  Accordingly, when market observable data is not readily available, the Company's own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date.  The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption.  In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.  This condition could cause an instrument to be reclassified from one level of the hierarchy to another.

Separate Account assets are categorized as Level 2 assets.  The Company has no Separate Account assets categorized as Level 1 or Level 3 assets, and there have been no transfers into or out of Level 2 in 2016 and 2015.

c.	Security Transactions and Investment Income
Security transactions are recorded on the trade date (the date the order to buy or sell is executed).  The cost of investments sold and any corresponding capital gains and losses are determined on an average cost basis.  Distributions received from the funds retain the tax characterizations determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

7

American Family Variable Account II
Notes to Financial Statements
December 31, 2016 and 2015

d.	Federal Income Taxes
The operations of the Separate Account are part of the total operations of the Company which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC").  Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners.  Accordingly, no provision for federal income taxes has been made.

e.	Expenses, Deductions, and Related Party Transactions
The Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to an effective annual rate of 1.00%.  The charge may be adjusted after contract issue, but is guaranteed not to exceed 1.00% of net assets.  Although periodic retirement payments to policy owners vary according to the investment performance of the fund, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts.  The mortality risk is that the annuitant will live longer than expected.  The expense risk is that actual expenses of issuing and administering the policies may exceed the estimated costs.

On a daily basis, the Company deducts an administrative charge from the assets of the Separate Account equivalent to an effective annual rate of 0.15%.  This charge is designed to help compensate the Company for the cost of administering the contracts.
On the contract anniversary date, the Company deducts a $30 contract fee from the Separate Account.  The maximum guaranteed contract fee is $50.  The contract fee is waived when cash value accumulation exceeds $20,000.  The contract fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract.
In the event of a withdrawal or surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a contract.  The Company will deduct from the account value, on a FIFO basis, a surrender charge on premiums paid when withdrawn from the contract.  The charge on each premium is based upon when the premium is received and declines from 8% in year one to 1% in years eight and nine and is 0% thereafter.

f.	Transfers between Subaccounts and Sponsor
Transfers between subaccounts and sponsor represent transfers into (out of) the various portfolios from (to) the general account.  These transfers are made in accordance with selections made by the policy owners.

g.	Subsequent Events
      The Separate Account has evaluated events subsequent to December 31, 2016 through April 14, 2017, the date these financial statements were available to be issued.  Based on this evaluation, no events have occurred subsequent to December 31, 2016 that require disclosure or adjustment to the financial statements at that date or for the year then ended.

8

American Family Variable Account II
Notes to Financial Statements
December 31, 2016 and 2015

2.	Policy Owners' Equity
Purchases and sales of fund shares by the Separate Account for the year ended December 31, 2016 are as follows:
	December 31, 2016
	Purchases	Sales
Fidelity VIP Contrafund	$819,041	$914,682
Fidelity VIP Equity Income	2,355,351	3,309,713
Fidelity VIP Growth and Income	3,032,000	4,210,183
Fidelity VIP Government Money Market	-	-
Fidelity VIP Investment Grade Bond	2,453,551	5,580,555
Fidelity VIP Mid Cap	986,758	1,243,078
Vanguard VIF Capital Growth	1,657,805	3,768,443
Vanguard VIF International	2,668,982	3,756,671
Vanguard VIF Money Market	1,228,236	1,702,410
Vanguard VIF Small Company Growth	776,867	792,369
Total	$15,978,591	$25,278,104

9

American Family Variable Account II
Notes to Financial Statements
December 31, 2016 and 2015

3.	Financial Highlights

	At December 31			For the Period Ended December 31
	Units	Unit Value	Net Assets	Investment Income Ratio (2)		Expense Ratio (3)		Total Return (4)

Subaccount
Fidelity VIP Contrafund Portfolio
2016	233,132.437	$26.54	$6,187,872	0.61%		1.15%		6.5%
2015	255,719.827	24.92	6,373,237	0.77%		1.15%		-0.8%
2014	286,548.239	25.11	7,194,281	0.72%		1.15%		10.4%
2013	315,378.906	22.75	7,173,597	0.84%		1.15%		29.5%
2012	342,296.733	17.57	6,013,892	1.10%		1.15%		14.8%
Fidelity VIP Equity Income Portfolio
2016	1,033,833.293	$19.08	$19,722,222	2.08%		1.15%		16.4%
2015	1,172,262.134	16.39	19,218,269	2.90%		1.15%		-5.4%
2014	1,270,865.944	17.32	22,008,597	2.60%		1.15%		7.2%
2013	1,379,017.310	16.15	22,269,227	2.26%		1.15%		26.4%
2012	1,513,291.583	12.78	19,337,397	2.84%		1.15%		15.7%
Fidelity VIP Growth & Income Portfolio
2016	1,396,140.464	$19.56	$27,307,813	1.53%		1.15%		14.5%
2015	1,558,969.532	17.08	26,634,712	1.84%		1.15%		-3.7%
2014	1,712,266.396	17.73	30,362,865	1.51%		1.15%		9.0%
2013	1,905,209.533	16.27	31,003,818	1.61%		1.15%		31.7%
2012	2,147,899.771	12.35	26,533,002	1.96%		1.15%		16.9%
Fidelity VIP Government Money Market Portfolio
2016	-	$10.34	$-	0.00%	(1)	1.15%	(1)	-0.2%	(1)
Fidelity VIP Investment Grade Bond Portfolio
2016	2,258,965.347	$13.24	$29,919,676	2.24%		1.15%		3.4%
2015	2,522,530.510	12.81	32,302,078	2.42%		1.15%		-1.8%
2014	2,736,908.399	13.05	35,704,645	2.15%		1.15%		4.6%
2013	2,771,011.675	12.48	34,577,767	2.36%		1.15%		-3.0%
2012	2,688,623.281	12.86	34,589,066	2.24%		1.15%		4.6%
Fidelity VIP Mid Cap Portfolio
2016	287,656.426	$29.34	$8,440,993	0.50%		1.15%		10.9%
2015	313,630.239	26.45	8,294,820	0.48%		1.15%		-2.5%
2014	347,282.211	27.13	9,421,977	0.25%		1.15%		5.1%
2013	385,717.904	25.82	9,959,629	0.50%		1.15%		34.7%
2012	431,363.903	19.17	8,270,016	0.62%		1.15%		13.5%
Vanguard VIF Capital Growth Portfolio
2016	1,259,940.190	$18.37	$23,145,630	1.23%		1.15%		9.5%
2015	1,421,578.330	16.77	23,832,849	1.13%		1.15%		1.5%
2014	1,612,629.506	16.53	26,649,204	0.88%		1.15%		17.1%
2013	1,887,697.828	14.12	26,645,306	1.23%		1.15%		36.9%
2012	2,176,050.719	10.31	22,434,898	0.99%		1.15%		14.2%
Vanguard VIF International Portfolio
2016	2,367,781.434	$10.18	$24,101,528	1.45%		1.15%		0.7%
2015	2,519,709.987	10.11	25,466,782	1.87%		1.15%		-1.8%
2014	2,616,501.386	10.30	26,958,089	1.45%		1.15%		-7.1%
2013	2,727,341.633	11.09	30,257,063	1.43%		1.15%		21.9%
2012	2,939,287.432	9.10	26,759,937	2.02%		1.15%		18.8%
Vanguard VIF Money Market Portfolio
2016	978,643.643	$9.66	$9,456,178	0.47%		1.15%		-0.7%
2015	1,020,796.455	9.73	9,930,353	0.15%		1.15%		-1.0%
2014	1,100,110.278	9.83	10,806,792	0.09%		1.15%		-1.0%
2013	1,074,210.653	9.93	10,666,984	0.09%	(5)	1.15%	(5)	-0.7%
Vanguard VIF Small Company Growth Portfolio
2016	189,948.857	$25.70	$4,881,286	0.36%		1.15%		13.6%
2015	206,344.263	22.62	4,666,855	0.37%		1.15%		-3.9%
2014	229,829.361	23.53	5,406,958	0.29%		1.15%		2.2%
2013	251,337.076	23.02	5,785,725	0.68%		1.15%		44.9%
2012	287,155.684	15.89	4,562,562	0.23%		1.15%		13.3%
(1)
The Subaccount commenced operations during the year but had no activity, therefore the expense ratio and total return reflect a hypothetical return based on contractual expense ratios and underlying fund performance.

(2)						The investment income ratio is calculated by dividing the average daily subaccount balance by dividend income earned.
(3)						The expense ratio is calculated by dividing the average daily subaccount balance by expenses assessed against the Separate Account.
(4)	Total return is calculated as the change in unit value during a given period.
(5)	The Subaccount commenced operations during the year, therefore the ratio is annualized.

10

American Family Life
Insurance Company
Financial Statements
December 31, 2016, 2015, and 2014

American Family Life Insurance Company
Contents
December 31, 2016, 2015, and 2014

Report of Independent Auditors

To the Board of Directors of American Family Life Insurance Company:
We have audited the accompanying financial statements of American Family Life Insurance Company, which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of comprehensive income, of changes in stockholder's equity, and of cash flows for each of the three years in the period ended December 31, 2016.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Family Life Insurance Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 24, 2017

American Family Life Insurance Company
Balance Sheets
December 31, 2016 and 2015
(in thousands of dollars, except share amounts)

	2016	2015

Assets
Bonds, available-for-sale	$4,121,395	$3,997,855
Common stocks, available-for-sale	153,121	148,754
Mortgage loans	575,213	527,179
Policy loans	205,237	212,987
Cash and cash equivalents	151,180	96,734
Short-term investments	6,285	-
Other invested assets	970	1,129
Total cash and investments	5,213,401	4,984,638

Investment income receivable	41,440	42,826
Reinsurance recoverable	219,617	209,872
Accounts receivable	968	1,171
Deferred policy acquisition costs	326,527	325,355
Net deferred tax assets	3,033	32,392
Income tax recoverable	1,965	9,062
Other assets	7,776	7,878
Separate account assets	295,743	292,429
Total assets	6,110,470	5,905,623
Liabilities
Liabilities for life, accident & health, and deposit contracts	4,273,417	4,174,410
Policy and contract claims	18,045	16,946
Policyholders' dividends payable	11,154	10,338
Accrued expenses	33,648	34,414
Other liabilities	47,864	55,035
Separate account liabilities	295,743	292,429
Total liabilities	4,679,871	4,583,572

Stockholder's Equity
Common stock ($250 par value; 10,000 shares authorized,
issued, and outstanding) and additional paid-in capital	4,073	3,885
Retained earnings	1,348,030	1,279,215
Accumulated other comprehensive income	78,496	38,951

Total stockholder's equity	1,430,599	1,322,051

Total liabilities and stockholder's equity	$6,110,470	$5,905,623

The accompanying notes are an integral part of these financial statements.

2

American Family Life Insurance Company
Statements of Comprehensive Income
Years Ended December 31, 2016, 2015, and 2014
(in thousands of dollars)

	2016	2015	2014
Revenues
Premiums, fees and annuity considerations	$436,772	$317,057	$317,171
Net investment income	200,659	201,158	201,988
Net impairment losses recognized in earnings	(7,280)	(23,347)	(325)
Other realized capital gains (losses)	13,179	9,305	18,897
Other income	1,366	2,283	1,779
Total revenues	644,696	506,456	539,510
Benefits and expenses
Policy and contract claims and other benefits	193,928	191,400	181,365
Change in future policy benefits	215,855	98,628	101,438
Dividends to policyholders	20,255	19,630	23,994
Deposit contract interest	12,670	13,414	14,128
Commissions	21,968	21,177	19,427
Salaries and other expenses	82,751	71,411	75,593
Change in deferred policy acquisition costs	(9,325)	(8,033)	(11,524)
Total benefits and expenses	538,102	407,627	404,421
Income (loss) before income tax expense (benefit)	106,594	98,829	135,089
Income tax expense (benefit)
Current	30,299	25,613	40,815
Deferred	7,480	8,646	7,208
Total income tax expense (benefit)	37,779	34,259	48,023
Net income (loss)	68,815	64,570	87,066

Other comprehensive income (loss)
Changes in unrealized gains and losses on securities(net of tax of $17,196,
($41,502), $29,365, and deferred policy acquisition cost adjustments
of $8,153, ($31,435), and $15,497 in 2016, 2015, and 2014, respectively)	31,079	(74,652)	52,820

Less: reclassification adjustment for gains (losses) included in other
realized capital gain (loss) (net of tax of ($4,684), $3,098, and $3,847, in	(8,466)	5,573	6,920
2016, 2015 and 2014, respectively)

Other comprehensive income (loss)	39,545	(80,225)	45,900

Comprehensive income (loss)	$108,360	$(15,655)	$132,966

The accompanying notes are an integral part of these financial statements.

3

American Family Life Insurance Company
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2016, 2015, and 2014
(in thousands of dollars)

	2016	2015	2014
Common stock and additional paid-in capital
Balance at beginning of year	$3,885	$3,720	$3,638
Capital contributions	188	165	82
Balance end of year	4,073	3,885	3,720
Retained earnings
Balance at beginning of year	1,279,215	1,214,645	1,127,579
Net income (loss)	68,815	64,570	87,066
Balance at end of year	1,348,030	1,279,215	1,214,645
Accumulated other comprehensive income (loss)
Net unrealized gain (loss) on investments
Balance at beginning of year	46,932	147,361	91,501
Change in unrealized gains (losses) on common stocks, bonds, and other assets	69,578	(156,261)	86,915
Income tax benefit (expense)	(24,784)	55,832	(31,055)
Balance at end of year	91,726	46,932	147,361
Net unrealized gains (losses) on deferred acquisition costs
Balance at beginning of year	(7,981)	(28,185)	(18,225)
Change in period, net of income tax (expense) benefit	(5,249)	20,204	(9,960)
Balance at end of year	(13,230)	(7,981)	(28,185)
Total accumulated other comprehensive income (loss)	78,496	38,951	119,176
Total stockholder's equity	$1,430,599	$1,322,051	$1,337,541

The accompanying notes are an integral part of these financial statements.

4

American Family Life Insurance Company
Statements of Cash Flows
Years Ended December 31, 2016, 2015, and 2014
(in thousands of dollars)

	2016	2015	2014
Cash flows from operating activities
Net income (loss)	$68,815	$64,570	$87,066
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities
Amortization included in investment income	7,181	6,605	6,199
Realized (gains) losses on sales of investments	(13,391)	(9,322)	(18,885)
Net impairment losses recognized on investments	7,280	23,347	325
Fees charged on insurance and deposit liabilities	(38,327)	(36,850)	(35,909)
Interest credited to insurance and deposit liabilities	41,991	42,871	43,257
Change in deferred policy acquisition costs	(9,325)	(8,033)	(11,524)
Change in deferred income tax provision	7,480	8,645	7,208
Change in insurance liabilities	100,993	85,188	89,140
Other changes in operating assets and liabilities	(5,929)	(29,258)	(16,308)
Net cash provided by (used in) operating activities	166,768	147,763	150,569
Cash flows from investing activities
Proceeds from sales, maturities or calls of bonds	852,524	834,047	860,639
Purchases of bonds	(931,314)	(905,135)	(928,159)
Proceeds from sales of common stocks	49,035	39,271	131,916
Purchases of common stocks	(36,599)	(40,869)	(170,969)
Proceeds from collections on mortgage loans	136,190	112,718	58,049
Purchases of mortgage loans	(184,270)	(156,541)	(117,231)
Proceeds from sales of other investments	29	-	-
Purchases of other investments	(17)	-	-
Net change in policy loans	7,750	5,511	6,198
Net cash provided by (used in) investing activities	(106,672)	(110,998)	(159,557)
Cash flows from financing activities
Deposits to investment-type and universal life contracts	77,475	80,440	83,450
Withdrawals from investment-type and universal life contracts	(83,125)	(92,100)	(90,726)
Net cash provided by (used in) financing activities	(5,650)	(11,660)	(7,276)
Net change in cash and cash equivalents	54,446	25,105	(16,264)
Cash and cash equivalents
Beginning of year	96,734	71,629	87,893
End of year	$151,180	$96,734	$71,629

The accompanying notes are an integral part of these financial statements.

5

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

1.	Nature of Operations and Significant Accounting Policies
American Family Life Insurance Company (herein referred to as AFLIC or the Company) is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company (AFMIC).  The Company operates in the life insurance industry, principally marketing term life, whole life, and universal life products to provide financial protection for qualified individuals, families and business enterprises.  It sells these products predominantly through a multi-line, exclusive agency force in nineteen states.  The Company cedes 100% of its variable universal life (VUL) and variable annuity (VA) business, which AFLIC no longer sells, under a 100% reinsurance agreement with Kansas City Life Insurance Company (KCL), which also assumed administration of these variable products.
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

The significant accounting policies used in the preparation of these statements include:
a.	Cash and Investments
The Company may dispose of bonds prior to their scheduled maturity due to changes in market interest rates, tax and credit considerations, liquidity or regulatory capital requirements, or other similar factors.  As a result, the Company considers all of its bonds and common stocks as available-for-sale.  Available-for-sale investments are reported at fair value, with unrealized gains and losses, net of applicable deferred taxes, reported as a component of accumulated other comprehensive income until realized.  If there is a decline in an investment's net realizable value that is other-than-temporary, the decline is recorded as a realized loss and the book value of the investment is reduced to its fair value or present value of expected future cash flows.
Prepayment assumptions for mortgage-backed and asset-backed securities are obtained from external sources when the securities are purchased.  These allow the Company to recognize income using a constant effective yield based on those prepayment assumptions and the economic life of the securities.  Updated prepayment assumptions are obtained on a monthly basis, and the effective yield is recalculated to reflect actual payments received and expected future payments.
Cash and cash equivalents represent cash and securities that have maturities of three months or less at purchase and consist primarily of money market mutual funds carried at cost, which approximates fair value.  Mortgage loans are carried at their aggregate unpaid principal balances, net of a valuation allowance for estimated uncollectible amounts.  Policy loans are reported at their outstanding principal balance and are limited to the cash value of the policy.
Investment income is recorded when earned.  Dividend income is recorded on the ex-dividend date.  Realized gains and losses on sales of investments are determined on the specific identification basis and are recorded in the accompanying statements of comprehensive income.
6

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the balance sheets at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2
Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.
The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment.  In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy.  In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
c.	Deferred Policy Acquisition Costs (DAC)
Costs that are directly related to the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable.  These costs include, but are not limited to, commissions, certain costs of policy issuance and underwriting, and certain agency expenses.  All other acquisition costs are expensed as incurred.  For term life insurance contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue, using the same assumptions that are used in calculating the insurance liabilities.  For traditional whole life insurance contracts, deferred costs are amortized in relation to the present value of expected gross margins, discounted using the interest rate earned on the underlying assets.  For deposit contracts without significant mortality risk (investment-type contracts) and for contracts that permit the Company or the policyholder to make changes in the contract terms (universal life-type insurance contracts), deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy or the expected earnings rate, depending on the type of policy.

7

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

The Company regularly evaluates the recoverability of the unamortized balance of DAC.  For term life insurance contracts, the unamortized asset balance is reduced by a charge to income only when the estimated remaining gross premium reserve exceeds the GAAP reserves reduced by unamortized DAC.  For traditional whole life insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross margins expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value (discounted at the rate of interest earned on the underlying assets) of expected gross margins.  For universal life-type and investment-type insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value of expected gross profits.

DAC is also adjusted when bonds are recorded at fair value for traditional whole life, universal life-type and investment-type insurance contracts.  This adjustment, which is recorded as part of the net appreciation (depreciation) of securities in accumulated other comprehensive income, reflects the change in cumulative amortization that would have been recorded if these bonds had been sold at their fair values and the proceeds were reinvested at current yields.
d.	Liabilities for Life and Deposit-Type Contracts
For term insurance contracts, reserves are calculated using the net level premium method, based on assumptions as to investment yields, mortality, withdrawals, expenses and policyholder dividends.  These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process.  Assumptions are based on projections from past Company experience and are modified only as necessary to reflect loss recognition.  In addition, an allowance is made for possible unfavorable deviations from selected assumptions.
For traditional whole life insurance contracts, reserves are calculated based on the net level policy benefit reserve.  Interest assumptions are consistent with the policy dividend formula and mortality assumptions and are based on the 1958, 1980 or 2001 CSO table. The interest rate on current issues is 4.0% in both 2016 and 2015.  Interest rates on all other issues are between 2.5% and 5.0% in both 2016 and 2015.
For universal life-type, deposit-type and investment-type insurance contracts, reserves are based on the contract account balance.
Reserves for annuities without life contingencies in payout status are calculated as the present value of future benefits and expenses using break even interest rates.  Reserves for annuities with life contingencies in payout status are calculated as the present value of future benefits and expenses based on assumptions as to investment yields, mortality, and expenses.  These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process and are modified only as necessary to reflect loss recognition.  In addition, an allowance is made for possible unfavorable deviations from selected assumptions.
For long-term care insurance contracts, active life reserves are calculated on a net level premium method based on assumptions for investments yields, mortality, lapse and expense. These assumptions are locked-in at issuance and are consistent with product pricing.  A gross premium reserve is calculated and updated annually using current, best estimate assumptions to ensure the appropriateness of the reserve.

8

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

The Company annually evaluates whether a premium deficiency exists relating to long-duration contracts.  Anticipated investment income is considered as part of this evaluation.  A premium deficiency reserve of $25,603 was recorded as of December 31, 2016 as part of the annual actuarial review of the long-term care business (see Note 1(i) for further information on the long-term care business recapture). No net premium deficiency reserve was recorded as of December 31, 2015.
Gross reserves by type of contract at December 31 are as follows:
	2016		2015
Insurance-type liabilities
Traditional whole life	$2,478,281	58.0%	$2,410,668	57.7%
Traditional term life	467,724	10.9	456,077	10.9
Payout annuities	46,701	1.1	49,362	1.2
Other insurance reserves	9,068	0.2	8,549	0.2
Deposit-type liabilities
Universal life	494,181	11.5	490,132	11.8
Deferred annuities	267,768	6.3	264,784	6.3
Dividend accumulations	237,720	5.6	238,939	5.7
Structured settlements	41,169	1.0	44,827	1.1
Variable universal life	15,277	0.4	14,419	0.3
Variable annuities	13,833	0.3	12,671	0.3
Supplemental contracts without
life contingencies, retained assets
and premium deposits	85,690	2.0	89,833	2.2
Accident & health liabilities
Long-term care	116,005	2.7	94,149	2.3
Total liabilities for life, A&H,
and deposit contracts	$4,273,417	100.0%	$4,174,410	100.0%
e.	Policyholders' Dividends Payable
Approximately 98.4% of the Company's life contracts are considered participating policies.  The Company accounts for its policyholder dividends based upon dividend scales approved by the Board of Directors.  The amount of dividends to be paid is determined annually.  Participating policyholders generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest.  Dividends used by policyholders to purchase additional insurance benefits are reported as premiums in the statements of comprehensive income. The Company's annual declaration includes a guarantee of a minimum aggregate amount of dividends to be paid to policyholders as a group in the subsequent year.  The portion of the Company earnings allocated as dividends is included in policyholders' dividends payable.

9

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

f.	Income Taxes
The Company files a consolidated federal income tax return with AFMIC and its affiliates and is subject to a tax allocation agreement under which each member's tax liability equals or approximates separate return calculations with current credit for net losses and tax credits utilized by other members of the group.  Deferred taxes are established for the future tax effects of temporary differences between the tax and financial reporting bases of assets and liabilities using currently enacted tax rates.  The effect on deferred taxes of a change in tax rates is recognized in income in the period of enactment.  Deferred tax assets (DTAs) are valued based upon the expectation of future realization on a "more likely than not" basis.  A valuation allowance is established for that portion of DTAs which cannot meet this realization standard.   Based on all available evidence, a valuation allowance is not needed as of December 31, 2016 and 2015.

g.	Premium Income, Annuity Considerations and Expense Recognition
Term life and whole life insurance premiums are generally recognized as premium income when received.  Advance premiums represents amounts received prior to policy effective dates and is recognized as income on the policy's anniversary date.  Revenue from supplemental contracts with life contingencies is recognized at the time of issue.  Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.  The association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC.  Premium income is recorded net of premiums ceded to reinsurers.  Commissions and other expenses are recorded net of allowances received from reinsurers.
For investment-type and universal life-type insurance contracts, premium deposits and benefit payments are recorded as increases or decreases in a liability account, rather than as revenue and expense.  Revenue is recognized for any amounts charged against the liability account for the cost of insurance, policy administration, and surrender penalties.  An expense is recorded for any interest credited to the liability account and any benefit payments which exceed the contract liability account balance.

h.	Intercompany Expense Allocation
The Company shares certain administrative, occupancy, marketing and tax expenses with AFMIC and other affiliated companies.  Such expenses are allocated to the Company at cost in proportion to its estimated utilization.  Allocation methods are refined periodically in light of current operations and resources utilized by the Company.  Allocated expenses amounted to approximately $131,027, $121,768, and $124,818 for 2016, 2015, and 2014, respectively.

i.	Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits.  This is accomplished primarily through cessions to reinsurers under excess of loss and coinsurance contracts.  Estimated reinsurance recoverable is recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.  The liabilities for life policies and deposit contracts are shown gross of reserve credits, which have been classified as reinsurance recoverables in the balance sheets.  Reinsurance premiums ceded were $75,500 (exclusive of the ($105,320) recaptured as described below), $78,287, and $75,814 in 2016, 2015, and 2014, respectively.  Life reserves ceded under reinsurance contracts were $214,339 and $204,023 at December 31, 2016 and 2015, respectively.  Reinsurance commissions and expense allowances were $24,066, $23,576, and $22,684 in 2016, 2015, and 2014, respectively.  Life and accident & health insurance benefits on ceded claims were $33,841, $41,835, and $31,478 in 2016, 2015, and 2014, respectively.  Approximately 26% and 25% of ceded reinsurance is ceded to SCOR Global Life and Security Life of Denver, respectively, for 2016.
10

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

The Company is party to an affiliated reinsurance agreement with AFMIC under which the Company assumes long-term care business from AFMIC by way of a 100% quota share reinsurance agreement. The Company assumed reinsurance premiums of $4,492, $4,674, and $4,712 during 2016, 2015, and 2014, respectively, under this agreement.  The Company also assumed $116,005 and $94,149 of reserves at December 31, 2016 and 2015, respectively, under this agreement.
Effective July 1, 2010, the Company ceded 100% of its long-term care business to Ability Insurance Company (Ability) pursuant to a modified coinsurance agreement. As a result of the cession, a deferred gain, the unamortized balance of which was $8,368 at December 31, 2016,  was recorded and amortized over the remaining life of the long-term care business. In 2016, the Company recaptured the business from Ability and recorded premiums of $105,320 and reserves of $93,254 as a result. A gain in the amount of $8,426 was recorded within the statements of comprehensive income, reflecting the excess of carrying value of assets received over GAAP reserve valuations at the point of recapture.  The recapture was treated was treated a noncash transaction as it relates to the consolidated statement of cash flows for the year ended December 31, 2016.  As of January 1, 2016, the underwriting results of the long-term care business are retained by the Company.
These ceded reinsurance transactions do not relieve the Company of its primary obligation to the policyholder.

j.	Statements of Cash Flows
The Company paid income taxes of $23,202, $35,984, and $37,759 in 2016, 2015, and 2014, respectively.
Noncash investing activities include $2,128 and $7,334 of both acquisitions and disposals of common stock in 2016 and 2015, respectively,  $126,738 and $132,987 of acquisitions and disposals of bonds, respectively, in 2016, $70,509 of both acquisitions and disposals of bonds in 2015, and net acquisitions of other investments of $6,249 in 2016.  See Note 1(i) with regards to additional noncash transactions in relation to the recapture of the long-term care line of business.
k.	Separate Accounts
Separate account assets include segregated funds invested by the Company as designated by VUL and VA policy owners in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II (the "Variable Accounts").  The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company.  Assets are valued at fair value and liabilities are equal to the amount due to the policy owner without a reduction for surrender charges.  The investment income, gains and losses of these accounts generally accrue to the policy owners, and, therefore, are not included in the Company's net income.

l.	Future Adoption of New Accounting Guidance
Recognition and Measurement of Financial Assets and Financial Liabilities
In January 2016, the Financial Accounting Standards Board (FASB) issued guidance requiring equity investments, including equity securities and limited partnership interests that are not accounted for under the equity method of accounting or result in consolidation to be measured at fair value with changes in fair value recognized in net income.  Equity investments without readily determinable fair values shall be measured at cost minus impairment, if any, plus or minus changes resulting from observable price changes.  When a qualitative assessment of equity investments without readily determinable fair values indicates that impairment exists, the carrying value is required to be adjusted to fair value, if lower.  The guidance clarifies that an
11

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

entity should evaluate whether a deferred tax asset related to available-for-sale fixed income securities is realizable in combination with the entity's other deferred tax assets.  The guidance also changes certain disclosure requirements.  The guidance is effective for reporting periods beginning after December 15, 2017, and is to be applied through a cumulative-effect adjustment to beginning retained earnings as of the beginning of the period of adoption.  The Company is expecting to adopt this guidance on January 1, 2018, and is currently evaluating the effect that implementation of the new standard will have on its financial position, results of operations, and cash flows.

Measurement of Credit Losses on Financial Instruments
In June 2016, the FASB issued guidance which revises the credit loss recognition criteria for certain financial assets measured at amortized cost as well as for those classified as available-for-sale. For financial assets measured at amortized cost, the new guidance replaces the existing incurred loss recognition model with an expected loss recognition model in which the reporting entity recognizes its estimate of expected credit losses for affected financial assets in a valuation allowance and presents the net carrying value of the financial assets at the amount expected to be collected. The reporting entity must consider all available relevant information when estimating expected credit losses, including details about past events, current conditions, and reasonable and supportable forecasts over the contractual life of an asset. Credit losses on available-for-sale debt securities are limited to the amount by which fair value is below amortized cost, with any adjustment in book value recognized through an allowance and not as a direct write-down. The guidance is effective for annual periods beginning after December 15, 2019 with early adoption permitted for reporting periods beginning after December 15, 2018.  The guidance for most affected instruments must be adopted using a modified retrospective approach, with a cumulative-effect adjustment recorded to beginning retained earnings. The Company is expecting to adopt this guidance on January 1, 2020 and is currently evaluating the effect that implementation of the new standard will have on its financial position, results of operations, and cash flows.

m.	Subsequent Events
The Company has evaluated events subsequent to December 31, 2016 through February 24, 2017, the date these financial statements were available to be issued.  Based on this evaluation, no events have occurred subsequent to December 31, 2016 that require disclosure or adjustment to the financial statements at that date or for the year then ended.

2.	Financial Instruments
a.	Fair Value of Financial Instruments
The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.
Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability.  Accordingly, when market observable data is not readily available, the Company's own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date.  The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption.  In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.  This condition could cause an instrument to be reclassified from one level of the hierarchy to another.
When available, the Company uses the market approach to estimate the fair value of its financial instruments, which is based on quoted prices in active markets that are readily and

12

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

regularly available.  Generally, these are the most liquid of the Company's holdings and valuation of these securities does not involve management judgment.  Matrix pricing and other similar techniques are other examples of the market approach.  Matrix pricing values a particular security by utilizing the prices of securities with similar ratings, maturities, industry classifications, and/or coupons and interpolating among known values of these similar instruments to derive a price.
When quoted prices in active markets are not available, the Company uses the income approach, or a combination of the market and income approaches, to estimate the fair value of its financial instruments.  The income approach involves using discounted cash flow and other standard valuation methodologies.  The inputs in applying these market standard valuation methodologies include, but are not limited to interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.
The following valuation techniques and inputs were used to estimate the fair value of each class of significant financial instruments:
Level 1 Measurements

Bonds: U.S. Government:  Comprised of U.S. Treasuries valued based on unadjusted quoted prices for identical assets in active markets.

Common Stocks:  Comprised of actively traded, exchange listed U.S. and international equity securities.  Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Cash Equivalents:  Comprised of actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

Level 2 Measurements

Bonds: The majority of the Company's Level 2 fixed income securities are priced by leading, nationally recognized providers of market data and analytics.  These securities are principally valued using the market and income approaches.  When available, recent trades of identical or similar assets are used to price these securities.  However, because many fixed income securities do not actively trade on a daily basis, pricing models are often used to determine security prices.  The pricing models discount future cash flows at estimated market interest rates.  These rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities based on credit quality, industry, and structure of the asset.  Observable inputs used by the models include benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.  Inputs may vary depending on type of security.

A small segment of fixed income securities are priced internally using matrix pricing, broker quotes, and benchmark and spread analysis, or through third party vendors that specialize in difficult-to-price securities.  Pricing for specific security types is as follows:

Corporates, including privately placed:  These securities are principally valued using the market and income approaches.  Values are based on inputs including quoted prices for identical or similar assets in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yield

13

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

curves, bid/ask spreads, and credit quality.  Privately placed securities are valued using internal matrix pricing and discounted cash flow methodologies using standard market observable inputs including taxable and tax-exempt yield curves and market observable external ratings from external parties.  Due to the relative illiquidity of private placements, illiquidity premiums of 25 and 100 basis points are factored into the yield curve inputs for investment grade and below investment grade securities, respectively.

Municipals:  Externally rated municipals are valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, and credit quality.

U.S. Government:  Valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, and bid/ask spreads.

Asset-Backed Securities (ABS), Residential Mortgage-Backed Securities (RMBS), and Commercial Mortgage-Backed Securities (CMBS):  Valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, default assumptions, projected cash flows, collateral performance, deal structure, and tranche characteristics.

Common Stocks:  Comprised of shares in Federal Home Loan Bank-Chicago (FHLBC) stock as discussed in Note 10. While not actively traded, the valuation for the FHLBC investment is perpetually quoted at $100 by the FHLBC.
Short-term Investments:  Short-term investments are valued based on quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, and credit quality.
Separate Account Assets:  Comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access.  Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 3 Measurements

Bonds:

Corporates:  Valued using the mid-point of actual bid and ask market quotes from global and regional banks, broker/dealers, and exchanges.

ABS and RMBS:  Valued using trader marked bid side dollar prices and spreads to updated swaps curves from a third party pricing vendor.  A small segment is valued from non-binding external sources where unobservable inputs are not readily available.

Other Valuations

Includes a limited partnership interest presented using the cost method of accounting, policy loans carried at their outstanding principal balance, mortgage loans carried at their outstanding principal amount, and cash.

14

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

The following summarizes the Company's financial assets measured at fair value on a recurring basis as of December 31:
2016
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Other Valuations	Balance as of December 31, 2016
Financial assets
Bonds, available-for-sale:
U.S. government	$1,966	$12,130	$-	$-	$14,096
Municipals	-	163,756	-	-	163,756
Corporates	-	2,923,630	4,500	-	2,928,130
RMBS	-	409,173	2	-	409,175
CMBS	-	335,637	-	-	335,637
ABS	-	270,600	-	-	270,600
Common stocks, available-for-sale	152,075	1,046	-	-	153,121
Cash equivalents	116,821	-	-	-	116,821
Short term investments	-	6,285	-	-	6,285
Separate account assets	-	295,743	-	-	295,743
Total recurring basis assets	270,862	4,418,000	4,502	-	4,693,364

Valued at cost or amortized cost	-	-	-	815,780	815,780
Total financial assets	$270,862	$4,418,000	$4,502	$815,780	$5,509,144

2015
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Other Valuations	Balance as of December 31, 2015
Financial assets
Bonds, available-for-sale:
U.S. government	$1,991	$14,353	$-	$-	$16,344
Municipals	-	165,802	-	-	165,802
Corporates	-	2,825,660	-	-	2,825,660
RMBS	-	419,518	2	-	419,520
CMBS	-	305,392	-	-	305,392
ABS	-	263,982	1,155	-	265,137
Common stocks, available-for-sale	146,729	2,025	-	-	148,754
Cash equivalents	59,888	-	-	-	59,888
Separate account assets	-	292,429	-	-	292,429
Total recurring basis assets	208,608	4,289,161	1,157	-	4,498,926

Valued at cost or amortized cost	-	-	-	778,141	778,141
Total financial assets	$208,608	$4,289,161	$1,157	$778,141	$5,277,067

15

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

As part of its pricing procedures, the Company obtains quotes from leading providers of pricing data, and the Company's internal pricing policy is to use consistent sources for individual securities based on security type in order to maintain the integrity of its valuation process.  These primary quotes are validated on a quarterly basis via comparison to a secondary pricing source, which may include quotes received from a different third party pricing data provider or recent trade activity obtained from reputable online trading sites.  Investment managers may be consulted to corroborate prices received from outside sources based on their knowledge of market trends and activity.  As necessary, the Company utilizes a pricing service that specializes in difficult-to-value securities to price esoteric or illiquid securities.  Material discrepancies between the primary and secondary sources are investigated, reconciled, and updated as warranted.  This may involve challenging a price from the primary source if the Company determines the price provided does not meet expectations based on observed market, sector, or security trends and activity.

On an annual basis, the Company reviews quality control measures and data assumptions from its pricing sources to determine if any significant changes have occurred that may indicate issues or concerns regarding their evaluation or market coverage.  In addition, an annual analysis is performed on a sample of securities to further validate the inputs, assumptions, and methodologies used by the primary source to price those securities.

During the course of the valuation process, if it is determined the material inputs used to price a security are unobservable the Company will transfer that security to Level 3.

All transfers into or out of a particular level are recognized as of the beginning of the reporting period.  In 2016, the Company transferred $1,155 of ABS securities from Level 3 to Level 2 as a third party pricing service priced these securities using observable inputs.  Previously, these securities were priced by another vendor using unobservable inputs.  The Company also transferred $8,188 of corporate securities from Level 2 to Level 3 as the Company manually priced these securities using unobservable inputs as a result of other-than-temporary impairments recorded.  Previously, these securities were priced by another pricing vendor using observable inputs.  In 2015, the Company transferred $1,267 of ABS securities from Level 2 to Level 3.  In 2015, a third party pricing service began pricing this bond using unobservable inputs.  Previously, this security was priced by another pricing vendor using observable inputs.  The Company also transferred $983 of corporate securities from Level 3 to Level 2. In 2015, a third party pricing service began pricing this bond using observable inputs. Previously, this security was priced by another pricing vendor using unobservable inputs.  There were no other material transfers between levels in 2016 or 2015.

16

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

The following provides a summary of changes in fair value during the year ended December 31, of Level 3 financial assets held at fair value on a recurring basis at December 31:

2016
		Total Realized and Unrealized Gains (Losses) included in
	Balance as of January 1, 2016	Net Income	AOCI on Balance Sheet	Purchases	Sales	Settlements	Net Transfers In and/or (Out) of Level 3	Balance as of December 31, 2016
Financial assets
Bonds, available-for-sale:
Corporates	$-	$(4,500)	$812	$-	$-	$-	$8,188	$4,500
RMBS	2	-	-	-	-	-	-	2
ABS	1,155	-	-	-	-	-	(1,155)	-
Total recurring Level 3
financial assets	$1,157	$(4,500)	$812	$-	$-	$-	$7,033	$4,502

2015
		Total Realized and Unrealized Gains (Losses) included in
	Balance as of January 1, 2015	Net Income	AOCI on Balance Sheet	Purchases	Sales	Settlements	Net Transfers In and/or (Out) of Level 3	Balance as of December 31, 2015
Financial assets
Bonds, available-for-sale:
Corporates	$983	$-	$-	$-	$-	$-	$(983)	$-
RMBS	2	-	-	-	-	-	-	2
ABS	-	-	(42)	-	-	(70)	1,267	1,155
Total recurring Level 3
financial assets	$985	$-	$(42)	$-	$-	$(70)	$284	$1,157

There was $4,500 and $0 in losses included in net income for Level 3 instruments still held as of December 31, 2016 and 2015, respectively.

The following summarizes quantitative information about significant unobservable inputs used to value Level 3 securities as of December 31, 2016 and 2015:

	Fair Value at 12/31/2016	Valuation Technique	Unobservable Input	Range

Significant unobservable inputs not available	$4,502

Total Level 3 Securities	$4,502

	Fair Value at 12/31/2015	Valuation Technique	Unobservable Input	Range

Significant unobservable inputs not available	$1,157

Total Level 3 Securities	$1,157

Mortgage Loans
The fair value of mortgage loans is based upon discounted future cash flows using the current rates at which similar loans with comparable maturities would be made to borrowers with similar credit ratings.

17

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

Policy Loans
Policy loans represent amounts borrowed from the Company by life insurance policyholders, secured by the cash value of the related policies, and are reported at unpaid principal balance.  Policy loans have no stated maturity dates and are an integral part of the related insurance contract.  The carrying value of policy loans approximates the fair value.  The interest rate for policy loans on current issues was 8% in 2016, 2015, and 2014.

Deferred Annuities and Structured Settlements
Fair values for deferred annuities are based on the cash surrender value of the policies.  Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

Fair Value
The fair values of the Company's significant financial instruments that are carried on the balance sheets at a value other than fair value or are not disclosed on the face of the balance sheets or elsewhere in the notes at December 31 are as follows:

	2016		2015
	Carrying Amount	Fair Value	Carrying Amount	Fair Value

Financial assets
Mortgage loans	$575,213	$620,420	$527,179	$544,706
Policy loans	205,237	205,237	212,987	212,987
Financial liabilities
Deferred annuities	267,768	266,493	264,784	263,115
Structured settlements	54,994	65,273	58,693	70,060

b.	Common Stocks
The aggregate cost of common stocks at December 31, 2016 and 2015 was $125,006 and $136,839, respectively.  Net unrealized appreciation of common stocks stated at fair value includes gross unrealized gains of $29,565 and $17,837 and gross unrealized losses of $1,450 and $5,922 at December 31, 2016 and 2015, respectively.

18

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

The fair value and unrealized losses, categorized by stocks, in loss positions for less than 12 months and stocks in loss positions for more than 12 months at December 31 are as follows:
	2016
	Less than 12 Months			12 Months or More			Total
	Number	Fair	Unrealized	Number	Fair	Unrealized	Fair	Unrealized
	of Issues	Value	Losses	of Issues	Value	Losses	Value	Losses

Description of Securities:
Common stocks	25	$8,647	$(519)	26	$6,933	$(931)	$15,580	$(1,450)
Total	25	$8,647	$(519)	26	$6,933	$(931)	$15,580	$(1,450)

	2015
	Less than 12 Months			12 Months or More			Total
	Number	Fair	Unrealized	Number	Fair	Unrealized	Fair	Unrealized
	of Issues	Value	Losses	of Issues	Value	Losses	Value	Losses

Description of Securities:
Common stocks	89	$31,157	$(3,494)	23	$8,893	$(2,428)	$40,050	$(5,922)
Total	89	$31,157	$(3,494)	23	$8,893	$(2,428)	$40,050	$(5,922)

During 2016, 2015, and 2014, the Company recorded other-than-temporary impairments (OTTI) relating to its common stock portfolio resulting in a total realized loss of $996, $1,763, and $325, respectively.
Proceeds from sales of stocks during 2016, 2015, and 2014 were $48,382, $38,535, and $129,732, respectively.  These amounts exclude spin-offs, tax free exchanges, taxable exchanges and returns of capital.  Gross gains of $4,754, $3,065, and $12,059, and gross losses of $3,276, $3,261, and $1,780 were realized on those sales during 2016, 2015, and 2014, respectively.  The basis of the securities sold was determined using specific identification.
In 2016, 2015, and 2014, the Company's common stock portfolios were primarily invested in large cap stocks which were managed to large cap indices.  In addition, the Company's portfolio includes shares of FHLBC stock as discussed in Note 10 and allocations in small and mid-cap stocks. Further separation of equity securities by geography or industry concentration is not deemed relevant.

19

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

c.	Bonds
The amortized cost and fair value of bonds and short-term investments at December 31 are as follows:
	2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$13,039	$1,074	$(17)	$14,096
Obligations of states and political
subdivisions	141,228	22,546	(18)	163,756
Corporate	2,855,104	101,906	(22,594)	2,934,416
Residential mortgage-backed securities	403,939	7,584	(2,348)	409,175
Commercial mortgage-backed securities	332,089	5,190	(1,642)	335,637
Asset-backed securities	267,791	3,685	(876)	270,600
Total	$4,013,190	$141,985	$(27,495)	$4,127,680

	2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$14,995	$1,350	$(1)	$16,344
Obligations of states and political
subdivisions	142,917	22,902	(17)	165,802
Corporate	2,806,251	86,697	(67,288)	2,825,660
Residential mortgage-backed securities	409,085	11,477	(1,042)	419,520
Commercial mortgage-backed securities	303,564	4,649	(2,821)	305,392
Asset-backed securities	259,931	6,502	(1,296)	265,137
Total	$3,936,743	$133,577	$(72,465)	$3,997,855

20

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

The fair value and unrealized losses, categorized by bonds in loss positions for less than 12 months and bonds in loss positions for more than 12 months at December 31 are as follows:
	2016
	Less than 12 Months			12 Months or More			Total
	Number	Fair	Unrealized	Number	Fair	Unrealized	Fair	Unrealized
	of Issues	Value	Losses	of Issues	Value	Losses	Value	Losses

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	2	$299	$(17)	-	$-	$-	$299	$(17)
Obligations of states and
political subdivisions	1	2,183	(18)	-	-	-	2,183	(18)
Corporate	308	697,632	(17,612)	51	122,629	(4,982)	820,261	(22,594)
Residential mortgage-backed securities	64	200,406	(2,290)	5	1,701	(58)	202,107	(2,348)
Commercial mortgage-backed securities	25	111,060	(1,633)	3	1,650	(9)	112,710	(1,642)
Asset-backed securities	33	117,745	(804)	4	3,352	(72)	121,097	(876)
	433	$1,129,325	$(22,374)	63	$129,332	$(5,121)	$1,258,657	$(27,495)
	2015
	Less than 12 Months			12 Months or More			Total
	Number	Fair	Unrealized	Number	Fair	Unrealized	Fair	Unrealized
	of Issues	Value	Losses	of Issues	Value	Losses	Value	Losses

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	2	$314	$(1)	-	$-	$-	$314	$(1)
Obligations of states and
political subdivisions	1	2,139	(17)	-	-	-	2,139	(17)
Corporate	436	982,067	(48,227)	80	151,580	(19,061)	1,133,647	(67,288)
Residential mortgage-backed securities	39	126,765	(806)	13	11,351	(236)	138,116	(1,042)
Commercial mortgage-backed securities	26	148,133	(2,798)	3	1,826	(23)	149,959	(2,821)
Asset-backed securities	47	150,786	(1,168)	4	5,075	(128)	155,861	(1,296)
	551	$1,410,204	$(53,017)	100	$169,832	$(19,448)	$1,580,036	$(72,465)

If the Company has the intent to sell or will more likely-than-not be required to sell a fixed income security prior to full recovery, the Company writes down the security to its current fair value with the entire write-down recorded as a realized loss in the statements of comprehensive income.  If the Company does not have the intent to sell but the fixed income security is in an unrealized loss position, the Company determines if any of the decline in value is due to a credit loss (the present value of the expected future cash flows (PVCF) is less than amortized cost).  Other-than-temporary, credit-related impairments are recorded in earnings when the PVCF is less than the amortized cost.  Any non-credit-related impairments, such as those related to movement in interest rates, are included with unrealized gains and losses in other comprehensive income.  The Company believes that all other declines in fair value related to bonds are temporary.
Credit-related OTTI amounts recorded on bonds were $6,285, $16,639, and $0 during 2016, 2015, and 2014, respectively.  No portion of the OTTI loss was included in accumulated other comprehensive income.  In determining OTTI, the Company considered severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price recovers or the investment matures to assist in determining if a potential credit loss exists.   Additionally, the Company may rely on the details of settlements reached in bankruptcy proceedings or other restructurings to determine ultimate collectability of these credits.  The Company does not hold any impaired fixed income securities where part of the impairment was considered credit-related and part of the impairment was non-credit-related.
21

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

During 2016, 2015, and 2014, in its bond portfolio, the Company recorded total OTTI write-downs in its net realized losses in the statements of comprehensive income of $6,285, $21,584, and $0, respectively.  These amounts include both credit impairments as well as impairments taken due to the intent to sell securities.

The amortized cost and fair value of bonds and short-term investments at December 31, 2016 by contractual maturity are as follows.  Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties.  Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category as follows:
	December 31, 2016
	Amortized	Fair
	Cost	Value
Due in one year or less	$143,669	$145,998
Due after one year through five years	978,168	1,012,324
Due after five years through ten years	1,146,374	1,157,098
Due after ten years	741,160	796,848
Subtotal	3,009,371	3,112,268
Mortgage-backed securities	736,028	744,812
Asset-backed securities	267,791	270,600
Total	$4,013,190	$4,127,680
Proceeds from sales of long-term bonds during 2016, 2015, and 2014 were $423,086, $335,440, and $458,743, respectively.  Gross gains of $8,899, $6,571, and $9,188 and gross losses of $8,022, $6,955, and $3,775, were realized on those sales for 2016, 2015, and 2014, respectively.   The basis of the securities sold was determined using specific identification.
At December 31, 2016 and 2015, bonds with fair value of approximately $4,415 and $4,406, respectively, were on deposit with various regulatory authorities to comply with insurance laws.

d.	Net Investment Income
Net investment income for the years ended December 31 is summarized as follows:

	2016	2015	2014
Bonds	$164,295	$162,428	$165,988
Common stocks	3,419	3,168	1,949
Mortgage loans	28,580	28,088	24,631
Policy loans	15,183	15,519	15,958
Other	229	40	217
Total gross investment income	211,706	209,243	208,743
Investment expenses	(11,047)	(8,085)	(6,755)
Net investment income	$200,659	$201,158	$201,988

22

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

e.	Mortgage Loans
The minimum and maximum lending rates for commercial mortgage loans issued during 2016 and 2015 ranged from 3.21% to 5.11% and 3.25% to 5.80%, respectively.  During 2016 and 2015, the Company did not reduce interest rates on outstanding mortgage loans.
Mortgage loans of the Company are invested primarily in office, retail and industrial properties and are reported and measured at their outstanding principal amount.  Fire and extended coverage insurance is required on all properties.  The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages did not exceed 69%.
Significant concentrations of mortgage loans amounting to $129,110 and $193,184 exist for properties located in the Midwest region at December 31, 2016 and 2015, respectively.  In addition, significant concentrations of mortgage loans by state include the following as of December 31:
	2016	2015
Texas	$121,889	$125,485
California	58,953	*
Ohio	*	74,505

*Not a significant concentration for this year
The Company considers any loan that is one or more days delinquent to be past due.  At December 31, 2016 and 2015, the Company had no past due commercial mortgage loans, and the average recorded investment in impaired loans was $0 during both 2016 and 2015. As of December 31, 2016 and 2015, all loans in the portfolio were in good standing, and no loans had been modified or restructured.

A loan is considered to be in good standing if all payments are current.  When reviewing loans for impairment and making the determination to increase the valuation allowance or to charge off a loan, the Company individually monitors and analyzes loans and does not utilize portfolio segments or classes for monitoring purposes.  The Company considers delinquency or default of payments, the mortgage loan unpaid principal balance as a percent of the fair value of the mortgage loan collateral, present value of expected payments compared to the current carrying  value of the mortgage, current rent rolls of the property, financial condition of major tenants, and local economic conditions that would impact individual loans when reviewing potential loan impairment.

If analysis of any of these factors suggests the ability of the borrower to make future payments may be compromised or if the loan is delinquent in its payments by fewer than 90 days, the loan is added to the Company's watchlist.  A watchlist loan has developed negative characteristics or trends in the impairment indicators discussed above, but has not yet met the criteria of a non-performing loan.  Specific examples of such watchlist indicators may include loss of a major tenant or delinquency of property tax payments.  Watchlist loans are monitored closely by the Company for indications of possible default, and an allowance may be established if ultimate collectability of the full principal amount becomes uncertain.  If a loan is 90 days or more past due or is in the process of foreclosure, the loan is reclassified as non-performing.  Non-performing loans are reserved to an amount equal to the expected potential principal loss and are reviewed in detail to determine whether an impairment or charge-off is necessary.  Charge-offs are recorded when principal loss is imminent and the amount is readily determinable.
23

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

The Company had $575,213 and $527,179 of loans outstanding as of December 31, 2016 and 2015, respectively, of which $5,259 and $17,150 were on the watchlist.  There were no non-performing loans held as of December 31, 2016 and 2015.  There were no charge-offs recorded in the mortgage loan portfolio in 2016, 2015, and 2014.

The Company did not carry a valuation allowance for credit losses on mortgage loans as of December 31, 2016 and 2015.

Commercial mortgage loans are placed on nonaccrual status after a default notice has been issued and the borrower has failed to cure the defect in a reasonable amount of time. Once a loan reaches nonaccrual status any accrued interest income is derecognized and future accrual of interest is suspended until the loan is made current.  If the ultimate collectability of principal, either in whole or in part, is in doubt, any payment received on a nonaccrual loan shall first be applied to reduce principal to the extent necessary to eliminate such doubt.  There were no loans in nonaccrual status at December 31, 2016 and 2015, and no loans were restructured during 2016 or 2015.
3.	Deferred Policy Acquisition Costs
Policy acquisition costs deferred and the related amortization charged to income are as follows:
	2016	2015	2014
Balance, beginning of year	$325,355	$285,887	$289,860
Costs deferred during year	27,579	24,406	23,013
Amortization related to operations during year	(17,154)	(15,672)	(14,696)
Net adjustment due to assumption revisions	(1,100)	(701)	3,207
Change in DAC - net income	9,325	8,033	11,524
Amounts related to change in fair value adjustment
of available-for-sale bonds - comprehensive income	(8,153)	31,435	(15,497)
Balance, end of year	$326,527	$325,355	$285,887
4.	Separate Accounts
Separate account assets include segregated funds invested by the Company for the benefit of VUL and VA policy owners.  Policy owners' premium payments, net of applicable loads, are invested by the Company in accordance with selections made by the policy owner into the Variable Accounts.  The Company records these payments as assets in the separate accounts.  Separate account liabilities represent reserves held related to the separate account business.
The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940.  Each Variable Account has ten subaccounts, each of which invests in a non-proprietary mutual fund (the Fund).  The shares of the Funds are carried at the net asset value of the Funds, which approximates fair value.
A fixed account is also included as an investment option for variable policy owners.  Premiums, net of applicable loads, allocated to the fixed account are invested in the general assets of the Company.
24

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company.  The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.
The Company assumes the mortality and expense risk associated with these contracts and therefore deducts a daily mortality and expense charge from the assets of the separate accounts.  Income from these charges is included in premium revenues in the statements of comprehensive income, and is 100% ceded to KCL (see Note 1).  The charges to the separate accounts, shown as follows for the year ended December 31 are based on the average daily net assets at specified annual rates:
	2016	2015
American Family Variable Account I	$869	$1,015
American Family Variable Account II	1,746	1,931
	$2,615	$2,946
In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges.  Income from these charges is included in premium revenues in the statements of comprehensive income, and is 100% ceded to KCL (see Note 1).  For the year ended December 31 amounts are as follows:
	2016	2015
American Family Variable Account I	$10,588	$11,395
American Family Variable Account II	244	300
	$10,832	$11,695
5.	Commitments and Contingencies
The Company is contingently liable for cessions to reinsurers to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.
The Company is at times involved in lawsuits which are related to operations.  In most cases, such lawsuits involve claims under insurance policies and other contracts of the Company.  Such lawsuits, either individually or in the aggregate, are not expected to have a material effect on the Company's financial statements.
The Company is liable for mandatory assessments that are levied by the life & health guaranty fund associations of states in which the Company is licensed.  These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies.  Such estimates are subject to change as the associations determine more precisely the losses that have occurred and how such losses will be allocated to insurance companies.  As of December 31, 2016 and 2015, the guaranty fund liability was $1,575 and $1,620, respectively, based on information received from the states in which the Company writes business.  The guaranty fund assets related to future premium tax credits were $2,252 and $2,289 as of December 31, 2016 and 2015, respectively.

25

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2016, 2015, and 2014
(in thousands of dollars)

6.	Related Party Transactions
The Company has issued certain annuities to AFMIC.  The carrying value of all such annuities amounted to approximately $54,994 and $58,693 at December 31, 2016 and 2015, respectively.
As of December 31, 2016 and 2015, the Company reported $968 and $1,171, respectively, due from affiliates, and $29,528 and $31,657, respectively, due to affiliates, none of which is income taxes due to or from affiliates.  Terms of the settlement require that these amounts be settled within 30 days. These balances arise from the intercompany expense allocations described in Note 1(h).
7.	Income Taxes
The components of the net deferred tax assets (liabilities) at December 31 were as follows:

	2016	2015
Deferred tax assets
Life reserves	$106,674	$111,657
Other deferred compensation payable	2,745	2,499
Policyholder dividends	3,973	3,693
Other	9,717	6,672
Total deferred tax assets	123,109	124,521
Deferred tax liabilities
DAC	(75,990)	(74,531)
Investments	(44,086)	(17,598)
Total deferred tax liabilities	(120,076)	(92,129)
Net deferred tax assets (liabilities)	$3,033	$32,392

The effective tax rate used to determine the provision for current and deferred tax expense differs from the expected statutory rate as the result of permanent and other differences between pre-tax income and taxable income determined under existing tax regulations.  The more significant differences, their effect on the statutory tax rate, and the resulting effective tax rates are summarized as follows:
	2016	2015	2014
Federal statutory tax rate	35.0%	35.0%	35.0%
Other	-	-	1.0
Effective tax rate	35.0%	35.0%	36.0%
Amounts receivable from AFMIC for Federal taxes under the tax allocation agreement were $1,965 and $9,062 at December 31, 2016 and 2015, respectively.  There were no amounts recoverable from AFMIC for state taxes at December 31, 2016 and 2015.
26

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

Under pre-1984 life insurance company income tax laws, a portion of a company's "gain from operations" was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as the "Policyholders' Surplus Account."  A stock life insurance company is subject to tax on any direct or indirect distributions to shareholders from the existing Policyholders' Surplus Account at the corporate rate in the tax year of the distribution.  Any distributions are deemed to be first made from another tax memorandum account known as the "Shareholder's Surplus Account."  The Company's undistributed taxable Shareholder's Surplus Account was $1,425,499 and $1,371,216 at December 31, 2016 and 2015, respectively.  The Company's Policyholders' Surplus Account was $5,149 at December 31, 2016 and 2015.  At current corporate income tax rates, the associated tax is $1,802.  The Company has not recorded this DTL because it does not expect to make any taxable distributions.
The guidance for accounting for uncertainty in income taxes prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.  Interest and penalties on tax uncertainties are classified as a separate operating expense.  The total amount of interest accrued was $0 at December 31, 2016 and 2015.  The Company does not expect to have a significant change in unrecognized tax benefits in the next twelve months.
The Company is a member of a consolidated group which files income tax returns in the U.S. Federal jurisdiction and in Illinois. The examinations of the Company's consolidated federal income tax returns for the years 2011 and prior are closed, and the years 2012 through 2015 remain open under the IRS statute of limitations.
8.	Employee Benefit Plans
AFMIC has a non-contributory qualified pension plan (herein referred to as the Plan) covering substantially all employees.  The Company is not directly liable for obligations under the Plan.  Employees providing services to the Company are employees of AFMIC.  For employees hired before January 1, 2009, and Agency Sales Managers hired before January 1, 2010, benefits are based on years of credited service and highest average compensation (as defined in the Plan).  For employees hired on or after January 1, 2009, and Agency Sales Managers hired on or after January 1, 2010, benefits are determined under a cash balance formula (as defined in the Plan).  The asset valuation method used in 2016 for funding calculations was the Two-Year Smoothed Value method.  The benefit restrictions, required under the Pension Protection Act of 2006, do not apply in 2016 given the funded status of the Plan.  Pension expense of approximately $1,192, $1,069, and $1,054 was allocated to the Company for the years ended December 31, 2016, 2015, and 2014, respectively.
AFMIC and certain subsidiaries including AFLIC (the Companies) participate in a qualified contributory 401(k) plan (herein referred to as the 401(k) Plan).  Substantially all employees are eligible to enter into the 401(k) Plan.  Employee participation in the 401(k) Plan  is optional; participants contribute at least 1%, but no more than 30% of base compensation, subject to Internal Revenue Service limitations.  The Companies are required to make contributions each payroll period, as defined, to a trust fund.  The contributions are based on a formula with a 100% match on the first 3% of eligible contributions plus 50% on the next 2% of eligible contributions.  The maximum annual company contribution is 4% of eligible contributions. The 401(k) Plan expense allocated to AFLIC during 2016, 2015, and 2014 amounted to $516, $509, and $994, respectively.

27

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

The Companies provide certain health care benefits to substantially all employees and contribute toward eligible employees' postretirement health care using a fixed amount for each year of eligible service.  Certain employees may also receive health care benefits upon retirement via conversion of unused sick days earned prior to 2008.  In addition, the Companies provide most employees with a life insurance benefit, for which the Companies absorb substantially all of the cost.  The Companies' portions of the costs of these programs are unfunded.  The Companies sponsor no other significant postretirement benefit plans, and use a measurement date of December 31 for valuing pension and other postretirement benefit plans.

A liability of $2,680 and $2,776 was accrued for compensated absences as of December 31, 2016 and 2015, respectively.

9.	Accumulated Other Comprehensive Income (Loss)
Accumulated other comprehensive income (loss) at December 31 is comprised of the following components:

	2016	2015	2014
Unrealized gains (losses) on common stocks	$28,115	$11,915	$12,236
Unrealized gains (losses) on bonds	114,490	61,112	217,051
Adjustment of DAC related to fair value adjustment	(20,572)	(12,419)	(43,854)
Deferred income taxes	(43,537)	(21,657)	(66,257)
Accumulated other comprehensive income (loss)	$78,496	$38,951	$119,176

10.	Federal Home Loan Bank Agreements
The Company is a member of the FHLBC.  The general nature of the FHLBC agreement is to provide a platform which provides the Company with the ability to receive advances from the FHLBC as a member of the bank.  Any such advances are required to be fully collateralized with member stock and qualified securities.  The intended use of the membership is to provide liquidity and other financing to the Company in the event it is needed.  There were no outstanding balances relating to FHLBC funding advances and there was no collateral pledged as of December 31, 2016 and 2015.  The shares in FHLBC stock are considered Class B and are recorded in common stock, available-for-sale in the balance sheets.
The following summarizes general account FHLBC capital stock balances as of December 31:

(in thousands of dollars, except share amounts)	2016	2015

Shares outstanding	10,455	20,251

Membership stock - Class B	$1,046	$2,025
Excess stock	-	-
Aggregate total - carrying value	1,046	2,025
Actual or estimated borrowing capacity	20,910	40,502

Borrowing capacity is calculated as 20 times the value of FHLBC capital stock, less the value of any outstanding advances.

28

American Family Life Insurance Company
Notes to Financial Statements
 December 31, 2016, 2015, and 2014
(in thousands of dollars)

11.	Statutory Financial Data
The Company also prepares financial statements in accordance with statutory accounting practices prescribed or permitted by applicable insurance regulatory authorities (STAT).  STAT practices include the National Association of Insurance Commissioners' "Accounting Practices and Procedures Manual," state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state.  Permitted STAT practices encompass all accounting practices that are not prescribed.  The Company does not employ any permitted STAT practices in the preparation of its statutory financial statements.  Financial statements prepared in accordance with STAT vary materially from financial statements prepared in conformity with GAAP.  Net income, determined in accordance with STAT, was $52,151, $51,733, and $80,704 for the years ended December 31, 2016, 2015, and 2014, respectively.  Capital and surplus, determined in accordance with STAT, was $1,001,361 and $945,111 as of December 31, 2016 and 2015, respectively.
The Company is subject to regulation and supervision by the various state insurance regulatory authorities in which it conducts business.  Such regulation is generally designed to protect policyholders and includes such matters as maintenance of minimum statutory capital and surplus, risk-based capital ratios, and restrictions on the payment of stockholder dividends.  Generally, the Company's statutory surplus may be available for distribution to its stockholder.  However, such distributions as dividends may be subject to prior regulatory approval.  No stockholder dividends were paid in 2016, 2015, or 2014.

29

Part C
Item 24.	Financial Statements and Exhibits

	(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

	(b)	Exhibits

(1)		Certified resolution of the Board of Directors of American Family Life Insurance Company (the "Company") authorizing establishment of American Family Variable Account II (the "Variable Account").[1]

(2)		Not applicable.

(3)	(a)	Form of Distribution Agreement.[2]

	(b)	Form of Registered Representative Agreement.[2]

	(c)	Form of Variable Contract Distribution and Principal Underwriting Agreement.[5]

(4)		Form of Contract for the Individual Flexible Premium Variable Annuity.[1]

(5)		Form of Application for the Individual Flexible Premium Variable Annuity.[1]

(6)	(a)	Articles of Incorporation of American Family Life Insurance Company.[1]

	(b)	By-Laws of American Family Life Insurance Company.[1]

(7)		Indemnity Reinsurance Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.[5]

(8)	(a)
Form of Participation Agreement between Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company.[2]

	(b)	Form of Amendment to Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company. [3]

	(c)	Form of Rule 22c-2 Shareholder Information Agreement Related to Variable Products between Fidelity Distributors Corporation and American Family Life Insurance Company. [3]

	(d)	Form of Second Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company. [4]

	(e)	Transition Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.[5]

	(f)	Form of Administrative Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.[5]

	(g)	Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company.[5]

(9)		Opinion and Consent of Mark V. Afable, Esq.[6]

(10)	(a)	Consent of Eversheds Sutherland (US) LLP.[6]

	(b)	Consent of Independent Registered Public Accounting Firm.[6]

	(c)	Consent of Mark V. Afable, Esq.[6]

(11)		No financial statements will be omitted from Item 23.

(12)		Not applicable.

(13)		Powers of Attorney.[6]

[1]	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-45592) filed September 12, 2000.
[2]	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-45592) filed on March 2, 2001.
[3]	Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration, Statement on Form N-4 (File No. 333-45592) filed on April 27, 2007.
[4]	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 333-45592) filed on April 25, 2008.

[5]	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 333- 45592) filed on October 25, 2013.
[6]	Filed herein.
Item 25.	Directors and Officers of American Family Life Insurance Company*

Name and Principal Business Address	Position and Office with Depositor
William Todd Fancher	Director, President
David C. Holman	Director, Secretary, Chief Strategy Officer
Daniel J. Kelly	Director, Chief Financial Officer, Treasurer
Gerry W. Benusa	Director
William B. Westrate	Director
Mark V. Afable	Chief Legal Officer
Troy P. Van Beek	Vice President, Controller, Assistant Treasurer
Ann F. Wenzel	Assistant Secretary

*  Principal business address for each officer and director listed is 6000 American Parkway, Madison, Wisconsin 53783.
Item 26.	Persons Controlled By or Under Common Control With the Depositor or Registrant
NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED

American Family Mutual Insurance Company	WI	Mutual Company
AmFam, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company
American Family Brokerage, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company
American Family Life Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of WI	WI	Ownership of all voting securities by AmFam, Inc.
American Family Financial Services, Inc.	WI	Ownership of all voting securities by AmFam, Inc.
American Family Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of OH	WI	Ownership of all voting securities by AmFam, Inc.
The AssureStart Insurance Agency, LLC	WI	Controlled by American Family Mutual Insurance Company through the ownership of member interests
New Ventures, LLC	WI	Controlled by AmFam, Inc. through the ownership of member interests
Midvale Indemnity Company	IL	Ownership of all voting securities by AmFam, Inc.
PGC Holdings Corp.	DE	Ownership of all voting securities by AmFam, Inc.
Permanent General Assurance Corp. of OH	OH	Ownership of all voting securities by PGC Holdings Corp.
Permanent General Companies, Inc.	TN	Ownership of all voting securities by PGC Holdings Corp.
PGC Holdings Corp. Statutory Trust I	DE	Ownership of all beneficial interests by PGC Holdings Corp.
PGC Holdings Corp. Statutory Trust II	DE	Ownership of all beneficial interests by PGC Holdings Corp.
The General Automobile Insurance Company, Inc.	OH	Ownership of all voting securities by Permanent General Assurance Corp. of OH
Permanent General Assurance Corporation	OH	Ownership of all voting securities by Permanent General Companies, Inc.

NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
PGA Service Corporation	TN	Ownership of all voting securities by Permanent General Assurance Corporation
The General Automotive Insurance Services of Texas, Inc.	TX	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services of Ohio, Inc.	OH	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services of Georgia, Inc.	GA	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services, Inc.	CA	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services of Louisiana, Inc.	LA	Ownership of all voting securities by PGA Service Corp.
Homesite Group Incorporated	DE	Ownership of all voting securities by AmFam, Inc.
Homesite Securities Company LLC	DE	Controlled by Homesite Group Incorporated through the ownership of member interests
Homesite Insurance Company of the Midwest	WI	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company	WI	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Indemnity Company	WI	Ownership of all voting securities by Homesite Group Incorporated
Homesite Insurance Company of California	CA	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of New York	NY	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of Georgia	GA	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of Illinois	IL	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of Florida	IL	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Lloyds's of Texas	TX	Ownership of all voting securities by Texas-South of Homesite, Inc.
Homesite Insurance Agency, Inc.	MA	Ownership of all voting securities by Homesite Securities Company LLC
Texas-South of Homesite, Inc.	TX	Ownership of all voting securities by Homesite Securities Company LLC
Homesite General Agent LLC	DE	Controlled by Homesite Group Incorporated through the ownership of member interests
Midvale Life Insurance Company of New York	NY	Ownership of all voting securities by AmFam, Inc.

Item 27.	Number of Contract Owners
As of March 29, 2017 there were 6,106 contract owners.

Item 28.	Indemnification
(a) Under its By-laws, American Family, to the full extent permitted by the Wisconsin Business Corporation Law, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer or employee of American Family, as provided below.
By-laws of American Family Life Insurance Company (as amended November 1, 1998)
Article VII of American Family Life Insurance Company's By-laws provides, in part:
INDEMNIFICATION OF DIRECTORS AND OFFICERS
To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer a the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not be limited to, judgments, court costs, and attorneys' fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director of Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director of Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.
Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(b) Section 8 of the Distribution Agreement between American Family Life Insurance Company ("AFLIC") and American Family Securities, LLC ("Distributor") provides substantially as follows:
8.	Indemnification
a.	By AFLIC. AFLIC shall indemnify and hold harmless Distributor and any officer, director, or employee of Distributor against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which Distributor and/or any such person may become subject, under any statute or regulation, any NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:
(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; provided that AFLIC shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to AFLIC by Distributor specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;
(2) result from any breach by AFLIC of any provision of this Agreement .
This indemnification shall be in addition to any liability that AFLIC may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

b.	By Distributor. Distributor shall indemnify and hold harmless AFLIC and any officer, director, or employee of AFLIC against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which AFLIC and/or any such person may become subject under any statute or regulation, any NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:
(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by Distributor to AFLIC specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;
(2) result from any breach by Distributor of any provision of this Agreement;
This indemnification shall be in addition to any liability that Distributor may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.
c.	General. Promptly after receipt by a party entitled to indemnification ("indemnified person") under this Section 8 of notice of the commencement of any action as to which a claim will be made against any person obligated to provide indemnification under this Section 8 ("indemnifying party"), such indemnified person shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, but failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified person otherwise than on account of this Section 8. The indemnifying party will be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified person for reasonable legal and other expenses incurred by such indemnified person in defending himself or itself.
d.	Duration. The indemnification provisions contained in this Section 8 shall remain operative in full force and effect, regardless of any termination of this Agreement. A successor by law of Distributor or AFLIC, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 8.
Item 29.	Principal Underwriter
(a)	Until January 18, 2014, American Family Securities, LLC acted as the registrant's principal underwriter. It also acted as the principal underwriter for American Family Variable Account I. Beginning on January18, 2014, Sunset Financial Services, Inc. became the registrant's principal underwriter and the principal underwriter for American Family Variable Account I.
(b)	Officers and Directors of Sunset Financial and their addresses are as follows:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Tracy W. Knapp	Director
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kelly T. Ullom	Executive Officer/Vice President
*	The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)
Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(c) (1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Sunset Financial Services, Inc.	$0	None	N/A	N/A

Item 30.	Location of Books and Records
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001 and at 3520 Broadway Avenue, Kansas City, Missouri 64111-2565.
Item 31.	Management Services
All management contracts are discussed in Part A or Part B of this registration statement.
Item 32.	Undertakings and Representations.

(a)
The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as premium payments under the contracts offered herein are being accepted.

(b)
The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to American Family Life Insurance Company (the "Company") for a statement of additional information.

(c)
The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d)
American Family Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account II and American Family Life Insurance Company certify that they meet all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and have duly caused this post-effective amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Madison and State of Wisconsin, on April 14, 2017.

AMERICAN FAMILY VARIABLE ACCOUNT II (REGISTRANT)

		By:	*
William Todd Fancher
President American Family Life Insurance Company

AMERICAN FAMILY LIFE INSURANCE COMPANY (DEPOSITOR)

		By:	*
William Todd Fancher President

* By:	/s/Jacqueline L. Wheeler		As Attorney-in-Fact pursuant to Power of Attorney
Jacqueline L. Wheeler

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on April 14, 2017.

Signatures	Title

*
Director, President
WILLIAM TODD FANCHER	(Principal Executive Officer)

*
Director, Chief Financial Officer, Treasurer
DANIEL J. KELLY	(Principal Financial Officer)

*
Vice President, Controller, Assistant Treasurer
TROY P. VAN BEEK	(Principal Accounting Officer)

*
Director, Secretary, Chief Strategy Officer
DAVID C. HOLMAN

*
Director
GERRY W. BENUSA

*
Director
WILLIAM B. WESTRATE

*By:	/s/JACQUELINE L. WHEELER
	JACQUELINE L. WHEELER	As Attorney-in-Fact pursuant to Power of Attorney

EXHIBIT INDEX

(9)	Opinion and Consent of Mark V. Afable, Esq.

(10)(a)	Consent of Eversheds Sutherland (US) LLP

(b)	Consent of Independent Registered Public Accounting Firm

(c)	Consent of Mark V. Afable, Esq.

(13)	Powers of Attorney